UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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PACIFIC SPECIAL ACQUISITION CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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 PACIFIC SPECIAL ACQUISITION CORP.
855 Pudong South Road
The World Plaza, 27th Floor
Pudong, Shanghai
China

TO THE SHAREHOLDERS OF PACIFIC SPECIAL ACQUISITION CORP.:

You are cordially invited to attend a special meeting in lieu of the 2017 annual meeting of the shareholders of Pacific Special Acquisition Corp. (the “Company” or “Pacific”) to be held at 11:30 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on April 19, 2017, for the purpose of considering and voting upon the following proposals:

●	To amend the Company’s Memorandum and Articles of Association to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 20, 2017 (the “Current Termination Date”) to August 21, 2017 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A (the “Extension Amendment”);

●	To amend the Company’s investment management trust agreement, dated October 14, 2015 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the trust agreement in the form set forth in Annex B (the “Trust Amendment”);

●	To re-elect each of the three directors identified herein to the Company’s board of directors (the “Board”), with such directors to serve until the 2019 annual meeting of shareholders or until their successors are duly elected and qualified;

●	To ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2017; and

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

No other business shall be transacted at the special meeting.

The Board has fixed the close of business on March 21, 2017 as the date for determining the shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the record date, there were 7,719,375 outstanding shares, including 5,750,000 outstanding public shares.

The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete the transactions providing for the merger between a wholly owned subsidiary of the Company and Borqs International Holding Corp., an exempted company incorporated under the laws of the Cayman Islands with limited liability (“Borqs”). We refer to such acquisition by us hereafter as the “Business Combination.” The Business Combination is described further in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 3, 2017, and in the preliminary proxy statement initially filed with the SEC on February 13, 2017.

The proposed transaction with Borqs qualifies as a “business combination” under the Company’s Memorandum and Articles of Association, which currently provides that if the Company does not consummate a business combination by the Current Termination Date, the Company will redeem all public shares for their pro rata portions of the trust account and, promptly following such redemption, dissolve and liquidate. As explained below, it is likely the Company will not be able to complete the Business Combination by the Current Termination Date. The Company believes that, given the Company’s expenditure of time, effort and money on the proposed business combination with Borqs, circumstances warrant providing public shareholders an opportunity to consider the proposed business combination with Borqs. The Board is therefore proposing an amendment to the Company’s Memorandum and Articles of Association to extend the Current Termination Date to the Extended Termination Date, and proposing to make other corresponding changes in the Memorandum and Articles of Association and the trust agreement in order to permit the actions contemplated by the extension of the Termination Date.

The approval of both the Extension Amendment and the Trust Amendment are essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination. Therefore, the Board will abandon and not implement either amendment unless shareholders approve both the Extension Amendment and the Trust Amendment. In all events, notwithstanding shareholder approval of both amendments, the Board will retain the right to abandon and not implement the Extension Amendment, the Trust Amendment or both at any time without any further action by shareholders.

If the Extension Amendment and the Trust Amendment are not approved, and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the trust account, each holder will receive a full pro rata portion of the amount then in the trust account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the trust account and not previously released to us for our working capital requirements or necessary to pay our taxes payable on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance.

You are not being asked to vote on the proposed business combination with Borqs at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Borqs when it is submitted to shareholders.

Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment (the “Election”), regardless of how such public shareholders vote in regard to those amendments or otherwise at the special meeting. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Memorandum and Articles of Association. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for a pro rata portion of the funds available in the trust account upon consummation of the proposed business combination with Borqs when it is submitted to the shareholders, subject to any limitations set forth in the Memorandum and Articles of Association and the limitations contained in the Merger Agreement described in the accompanying proxy statement under the heading “The Potential Business Combination with Borqs” and related agreements. In addition, public shareholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date. Each redemption of shares by our public shareholders will decrease the amount in our trust account, which held approximately $59,800,000 as of March 30, 2017.

To exercise your redemption rights, you must affirmatively vote either for or against the Extension Amendment and the Trust Amendment and demand that the Company redeem your shares for a pro rata portion of the funds held in the trust account, and tender your shares to the Company’s transfer agent at least two business days prior to the special meeting (or Monday, April 17, 2017). A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

In considering whether to approve the Extension Amendment and the Trust Amendment, the Company’s shareholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete the proposed business combination with Borqs, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. Our sponsor has issued a promissory note to the Company in an amount up to $500,000. The Company has drawn down the entire $500,000 as of the date of this proxy statement. The note becomes due on the date on which the Company consummates a business combination. The principal amount of the note is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units will be identical to the private units issued in a private placement in connection with the IPO. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate the proposed business combination, we will need to seek additional working capital from our sponsor for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than interest on such proceeds.

If the Extension Amendment is approved, our sponsor has agreed to contribute to us as a loan $0.025 for each public share that is not redeemed, for each calendar month (commencing on April 20, 2017 and on the 20th day of each subsequent month), or portion thereof, that is needed by Pacific to complete the Merger or another business combination from April 20, 2017 (the date by which Pacific is currently required to complete its business combination) until the Extended Termination Date (the “Contribution”). For example, if Pacific takes until August 21, 2017 to complete its business combination, which would represent four calendar months, Pacific’s insiders would make aggregate Contributions of approximately $575,000 (assuming no public shares were redeemed) (the “Contribution”). Each Contribution will be deposited in the trust account established in connection with the IPO within seven calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment and the Trust Amendment are approved and the Extension is implemented and Pacific takes the full time through the Extended Termination Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Pacific’s subsequent liquidation will be approximately $10.50 per share, in comparison to the current redemption amount of $10.40 per share (assuming no public shares were redeemed). The Contribution is conditional upon the implementation of the Extension Amendment. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to our sponsor upon consummation of an initial business combination. If our sponsor advises us that it does not intend to make the Contribution, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and we will dissolve and liquidate in accordance with our charter. Our sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Termination Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment and the Trust Amendment are fair to and in the best interests of the Company and its shareholders, and has declared them advisable, and recommends that you vote or give instruction to vote “FOR” the Extension Amendment and “FOR” the Trust Amendment. In addition, the Board recommends that you vote or give instruction to vote “FOR” the proposal regarding the re-election of each of the three directors identified herein to the Board, “FOR” the ratification of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2017 and “FOR” the proposal to direct the chairman of the special meeting to adjourn the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Trust Amendment and the other proposals to be considered at the special meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. The proxy statement is dated March 31, 2017 and is first being mailed to shareholders of the Company on or about March 31, 2017 along with a copy of our Annual Report on Form 10-K for the year ended June 30, 2016.

Whether or not you plan to attend the special meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the special meeting.

I look forward to seeing you at the meeting.

Dated: March 31, 2017

Sincerely,

/s/ Jian Tu
Jian Tu
President and Chairman of the Board

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U. S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PACIFIC SPECIAL ACQUISITION CORP.
855 Pudong South Road
The World Plaza, 27th Floor
Pudong, Shanghai
China

NOTICE OF SPECIAL MEETING IN LIEU OF 2017 ANNUAL MEETING

OF SHAREHOLDERS TO BE HELD APRIL 19, 2017

TO THE SHAREHOLDERS OF PACIFIC SPECIAL ACQUISITION CORP.:

You are cordially invited to attend a special meeting in lieu of the 2017 annual meeting of the shareholders of Pacific Special Acquisition Corp. (the “Company” or “Pacific”) to be held at 11:30 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on April 19, 2017, for the purpose of considering and voting upon the following proposals:

●	To amend the Company’s Memorandum and Articles of Association to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 20, 2017 (the “Current Termination Date”) to August 21, 2017 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A (the “Extension Amendment”);

●	To amend the Company’s investment management trust agreement, dated October 14, 2015 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the trust agreement in the form set forth in Annex B (the “Trust Amendment”);

●	To re-elect each of the three directors identified herein to the Company’s board of directors (the “Board”) with such directors to serve until the 2019 annual meeting of shareholders or until their successors are duly elected and qualified;

●	To ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2017; and

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

The Board has fixed the close of business on March 21, 2017 as the date for determining the shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the record date, there were 7,719,375 outstanding shares, including 5,750,000 outstanding public shares.

The affirmative vote of 65% or more of the Company’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment and the Trust Amendment will be required to approve the Extension Amendment and the Trust Amendment. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) at the special meeting and voting on the proposal will be required to ratify the selection of Marcum LLP as our independent registered public accounting firm. Each of the three directors identified herein shall be re-elected to the Board if that director's election is so approved by the affirmative vote of a majority of the shares present (in person or by proxy) at the special meeting and voting on the proposal.

Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment (the “Election”), regardless of how such public shareholders vote in regard to those amendments or otherwise at the special meeting. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for a pro rata portion of the funds available in the trust account upon consummation of the proposed business combination with Borqs when it is submitted to the shareholders, subject to any limitations set forth in the Memorandum and Articles of Association and the limitations contained in the Merger Agreement described in the accompanying proxy statement and related agreements. In addition, public shareholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

To exercise your redemption rights, you must affirmatively vote either for or against the Extension Amendment and the Trust Amendment and demand that the Company redeem your shares for a pro rata portion of the funds held in the trust account, and tender your shares to the Company’s transfer agent at least two business days prior to the special meeting (or Monday, April 17, 2017). A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Our sponsor has agreed to contribute to us as a loan $0.025 for each public share that is not redeemed, for each calendar month (commencing on April 20, 2017 and on the 20th day of each subsequent month), or portion thereof, that is needed by Pacific to complete the Merger or another business combination from April 20, 2017 (the date by which Pacific is currently required to complete its business combination) until the Extended Termination Date (the “Contribution”). For example, if Pacific takes until August 21, 2017 to complete its business combination, which would represent four calendar months, Pacific’s insiders would make aggregate Contributions of approximately $575,000 (assuming no public shares were redeemed) (the “Contribution”). Each Contribution will be deposited in the trust account established in connection with the IPO within seven calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment is approved and the Extension is implemented and Pacific takes the full time through the Extended Termination Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Pacific’s subsequent liquidation will be approximately $10.50 per share, in comparison to the current redemption amount of $10.40 per share (assuming no public shares were redeemed). The Contribution is conditional upon the implementation of the Extension Amendment. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to our sponsor upon consummation of an initial business combination. If our sponsor advises us that it does not intend to make the Contribution, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and we will dissolve and liquidate in accordance with our charter. Our sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Termination Date.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Trust Amendment and the other proposals to be considered at the special meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. The proxy statement is dated March 31, 2017 and is first being mailed to shareholders of the Company on or about March 31, 2017 along with a copy of our Annual Report on Form 10-K for the year ended June 30, 2016.

Whether or not you plan to attend the special meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the special meeting.

Dated: March 31, 2017	By Order of the Board of Directors,

/s/ Jian Tu
Jian Tu
President and Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. You may also cast your vote in person at the special meeting. If your shares are held in an account at a broker, bank or other nominee, you must instruct your broker, bank or other nominee how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your broker, bank or other nominee.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 19, 2017: This notice of meeting and the accompany proxy statement are available at http://www.cstproxy.com/pacificspecialacquisitioncorp/2017.

PACIFIC SPECIAL ACQUISITION CORP.
855 Pudong South Road
The World Plaza, 27th Floor
Pudong, Shanghai
China

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 19, 2017

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement, including the annexes thereto.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company, for use at the special meeting in lieu of the 2017 annual meeting of shareholders (the “special meeting”) to be held on April 19, 2017 at 11:30 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

●     To amend the Company’s Memorandum and Articles of Association to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 20, 2017 (the “Current Termination Date”) to August 21, 2017 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A (the “Extension Amendment”);

●     To amend the Company’s investment management trust agreement, dated October 14, 2015 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the trust agreement in the form set forth in Annex B (the “Trust Amendment”);

●     To re-elect each of the three directors identified herein to the Company’s board of directors (the “Board”), with such directors to serve until the 2019 annual meeting of shareholders or until their successors are duly elected and qualified;

● To ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2017; and

● To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

1

Q. Why is the Company proposing to amend its Memorandum and Articles of Association and the trust agreement?	A.

The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities, with a focus on operating businesses that have their primary operations located in Asia (with an emphasis on China).

On December 27, 2016, the Company entered into a Merger Agreement (the “Merger Agreement”) with Borqs International Holding Corp, an exempted company incorporated under the laws of the Cayman Islands with limited liability (“Borqs”), PAAC Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands with limited liability and a wholly-owned subsidiary of Pacific (“Merger Sub”), Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands, in the capacity as the representative from and after the Effective Time (as defined below) for the shareholders of Pacific other than the shareholders of Borqs as of immediately prior to the Effective Time and their successors and assignees (the “Purchaser Representative”), Zhengdong Zou, in the capacity as the representative from and after the Effective Time for the shareholders of Borqs as of immediately prior to the Effective Time (the “Seller Representative”), and for certain limited purposes thereof, Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands (the “Sponsor”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Borqs, with Borqs continuing as the surviving entity (the “Merger”). As a result of the consummation of the Merger, at the effective time of the Merger (the “Effective Time”), and subject to the terms and conditions set forth in the Merger Agreement, the holders of Borqs issued and outstanding capital shares will receive ordinary shares, no par value, of Pacific (“Pacific Ordinary Shares”), the holders of Borqs issued and outstanding warrants will receive replacement warrants to acquire Pacific Ordinary Shares (“Replacement Warrants”), and the holders of Borqs issued and outstanding options will have their options assumed by Pacific and will instead acquire Pacific Ordinary Shares upon exercise of such options (such options, the “Assumed Options”).

Borqs is a global leader in software, development services and products providing customizable, differentiated and scalable Android-based smart connected devices and cloud service solutions. Borqs is a leading provider of commercial grade Android platform software for mobile chipset manufacturers, smart device OEMs and mobile operators, as well as complete product solutions of mobile connected devices for enterprise and consumer applications.

On February 13, 2017, the Company filed a preliminary proxy statement to seek shareholder approval of the proposed business combination with Borqs.

The proposed business combination with Borqs qualifies as a “business combination” under the Company’s Memorandum and Articles of Association. The Memorandum and Articles of Association currently provides that if the business combination is not completed by the Current Termination Date, the Company will redeem all public shares and promptly thereafter dissolve and liquidate. As explained below, it is likely the Company will not be able to complete the Business Combination by the Current Termination Date given the date the Merger Agreement was signed and the actions that must occur prior to closing.

The Company believes the proposed business combination with Borqs would be in the best interests of the Company and its shareholders, and because it is likely the Company will not be able to conclude the proposed business combination with Borqs by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for completion of the business combination from the Current Termination Date to the Extended Termination Date.

2

The Company believes that, given the Company’s expenditure of time, effort and money on the proposed business combination with Borqs, circumstances warrant providing shareholders an opportunity to consider the proposed business combination with Borqs.

Holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of how such public shareholders vote in regard to those amendments. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Memorandum and Articles of Association. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

You are not being asked to vote on the proposed business combination with Borqs at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Borqs when it is submitted to shareholders.

Q. Why should I vote for the Extension Amendment and the Trust Amendment?	A.

The approval of both the Extension Amendment and the Trust Amendment are essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination.

Since the completion of its IPO, the Company has been dealing with many of the practical difficulties associated with the identification of a business combination target, negotiating business terms, conducting related due diligence and obtaining the necessary audited financial statements. From the date of our IPO, we and our representatives identified and evaluated over 80 potential acquisition target companies; participated in in-person or telephonic discussions with representatives of approximately 50 potential acquisition targets (other than Borqs); provided initial non-binding indications of interest to four potential acquisition targets (other than Borqs) or their representatives; and submitted letters of intent and conducted confirmatory due diligence with respect to four potential acquisition targets (other than Borqs).

Initial discussions between the Company and Borqs’ management commenced in October 2015. From October 2015 to July 2016, the Company, while also involved in due diligence activities, engaged in negotiations with Borqs on the terms of the agreement to govern the business combination. The parties entered into the Merger Agreement on December 27, 2016.

As the Company believes the proposed business combination with Borqs would be in the best interests of the Company’s shareholders, and because it is likely the Company will not be able to conclude the proposed business combination with Borqs by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The particular changes required to effectuate this extension are embodied in the Extension Amendment and the Trust Amendment.

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Extension Amendment and “FOR” the Trust Amendment. In addition, the Board recommends that you vote or give instruction to vote “FOR”the re-election of each of the three directors identified in the proxy statement to the Board and “FOR” directing the ratification of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2017.

Q. Who may vote at the special meeting?	A.	The Board has fixed the close of business on March 21, 2017 as the date for determining the shareholders entitled to vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment.

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Q. How many votes must be present to hold the special meeting?	A.	A quorum of 50% of the Company’s shares outstanding as of the record date, present in person or by proxy, will be required to conduct the special meeting.

Q. How many votes do I have?	A.	You are entitled to cast one vote at the special meeting for each share you held as of March 21, 2017, the record date for the special meeting. As of the close of business on the record date, there were 7,719,375 outstanding shares, including 5,750,000 outstanding public shares.

Q. What is the proxy card?	A.	The proxy card enables you to appoint the representatives named on the card to vote your shares at the special meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the special meeting, it is strongly recommended that you complete and return your proxy card before the special meeting date, in case your plans change.

Q. What is the difference between a shareholder of record and a beneficial owner of shares held in street name?	A.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q. How do the Company’s insiders intend to vote their shares?	A.	All of the Company’s directors, executive officers and their affiliates as well as other shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the Extension Amendment, the Trust Amendment and the other proposals set forth herein. On the record date, these shareholders beneficially owned and were entitled to vote 1,935,171 of the Company’s shares, representing approximately 25.07% of the Company’s outstanding shares.

Q. What vote is required to adopt each of the proposals?	A.	The affirmative vote of 65% or more of the Company’s shares present (in person or by proxy) at the special meeting and voting on the Extension Amendment and the Trust Amendment will be required to approve the Extension Amendment and the Trust Amendment. Each of the three directors identified herein shall be re-elected to the Board if the proposal to elect the relevant director is approved by the affirmative vote of a majority of the shares present in person or by proxy at the special meeting and voting on the proposal. Approval of the proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm and to direct the chairman of the special meeting to adjourn the special meeting requires the affirmative vote of the majority of the shares present in person or by proxy at the special meeting and voting on the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the proposals.

Q. When would the Board abandon the Extension Amendment and the Trust Amendment?	A.	The Board will abandon and not implement either amendment unless shareholders approve both the Extension Amendment and the Trust Amendment. In all events, notwithstanding shareholder approval of both amendments, the Board will retain the right to abandon and not implement the Extension Amendment, the Trust Amendment or both at any time without any further action by shareholders.

Q. What if I don’t want the Extension Amendment and the Trust Amendment to be approved?	A.

If you do not want the Extension Amendment or the Trust Amendment to be approved, you must abstain, not vote, or vote against such proposals. You will be entitled to redeem your shares for cash in connection with this vote only if you vote for or against each of the Extension Amendment and the Trust Amendment and elect to redeem your shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment (the “Election”). If you do not make the Election, you will retain your right to redeem your public shares for a pro rata portion of the funds available in the trust account if the proposed business combination with Borqs is approved and completed, subject to any limitations set forth in the Memorandum and Articles of Association and the limitations contained in the Merger Agreement described below in “The Potential Business Combination with Borqs” and related agreements.

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In addition, public shareholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned) and you exercise your redemption right with respect to your public shares, you will no longer own your public shares once the Extension Amendment and the Trust Amendment become effective.

Q. What happens if the Extension Amendment and the Trust Amendment aren’t approved?	A.

If the Extension Amendment and the Trust Amendment are not approved, and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law.

In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the trust account, each holder will receive a full pro rata portion of the amount then in the trust account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the trust account and not previously released to us for our working capital requirements or necessary to pay our taxes payable on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance.

Q. If the Extension Amendment and the Trust Amendment are approved, what happens next?	A.	The Company is working to complete the proxy process relating to the proposed business combination with Borqs, which will involve:
- completing proxy materials;

- establishing a meeting date and record date for considering the proposed business combination, and distributing proxy materials to shareholders; and

- holding a special meeting to consider the proposed business combination.

If shareholders approve the proposed business combination with Borqs, the Company expects to consummate the business combination as soon as possible following shareholder approval.
If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the removal of funds in connection with any redemptions from the trust account may significantly reduce the amount remaining in the trust account, and increase the percentage interest of the Company’s shares held by the Company’s directors, officers and senior advisors.

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Q. How do I exercise my redemption rights?	A.	To exercise your redemption rights, you must affirmatively vote either for or against the Extension Amendment and the Trust Amendment and demand that the Company redeem your shares for a pro rata portion of the funds held in the trust account, and tender your shares to the Company’s transfer agent at least two business days prior to the special meeting (or Monday, April 17, 2017). A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, by two business days prior to the special meeting (or Monday, April 17, 2017) or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures by two business days prior to the special meeting (or Monday, April 17, 2017) will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. Would I still be able to exercise my redemption rights if I vote against or abstain from voting on the Extension Amendment or Trust Amendment?	A.	Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment regardless of how such public shareholders vote in regard to those amendments or otherwise at the special meeting. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If you abstain from voting on the Extension Amendment or the Trust Amendment, then you will not be eligible to redeem your shares. To exercise your redemption rights, you must affirmatively vote either for or against the Extension Amendment and the Trust Amendment and demand that the Company redeem your shares for a pro rata portion of the funds held in the trust account, and tender your shares to the Company’s transfer agent at least two business days prior to the vote (or Monday, April 17, 2017). A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Q. What will happen to my warrants or rights if the Extension Amendment and the Trust Amendment are approved?	A.	If the Extension Amendment and the Trust Amendment are approved (and not abandoned), holders of public warrants will continue to have five years from the consummation of the Company’s initial business combination to exercise such warrants. In addition, each holder of a right will be entitled to receive one-tenth of a share upon consummation of our initial business combination. If the Extension Amendment and the Trust Amendment are not approved, the Company’s warrants and rights will expire worthless.

Q. What is the deadline for voting my shares?	A.	If you are a shareholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the special meeting, in order for your shares to be voted at the special meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

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Q. Is my vote confidential?	A.	Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q. Where will I be able to find the voting results of the special meeting?	A.	We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Morrow Sodali LLC to assist us in soliciting proxies for a nominal fee plus reasonable out-of-pocket expenses.

Q: How can I submit my proxy or voting instruction form?	A.	Whether you are a shareholder of record or a beneficial owner, you may direct how your shares are voted without attending the special meeting. If you are a shareholder of record, you may submit a proxy to direct how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Your proxy can be submitted by completing, signing and dating the proxy card you received with this proxy statement and then mailing it in the enclosed prepaid envelope. If you are a beneficial owner, you must submit voting instructions to your bank, broker, trust or other nominee in order to authorize how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Please follow the instructions provided by your bank, broker, trust or other nominee.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the special meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?	A.

If you have submitted a proxy card to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting in person at the meeting. Attendance at the meeting alone will not change your vote.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. Who can help answer my questions?	A.

If you have questions, you may write or call:

Zhouhong Peng

Chief Executive Officer

855 Pudong South Road, The World Plaza, 27th Floor

Pudong, Shanghai

China, 200120

Tel: (86) 21-61376584

or

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400

Email: PAAC.info@morrowsodali.com

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer in it contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify forward-looking statements in part by the use of words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. Such statements include, but are not limited to, any statements relating to our ability to consummate the proposed business combination with Borqs. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. There can be no assurance that actual results will not differ materially from current expectations, forecasts and assumptions. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof or (if earlier) the date of their expression, and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Some factors that could cause actual results to differ include from current expectations, forecasts and assumptions include:

●	the ability of the Company to effect the Extension Amendment and the Trust Amendment and consummate the Business Combination;

●	unanticipated delays in the distribution of the funds from the trust account; and

●	claims by third parties against the trust account.

You should carefully consider these risks, in addition to the risks factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated October 15, 2015 (Registration No. 333-206435), our Annual Report on Form 10-K for the fiscal year ended June 30, 2016, our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2016 and December 31, 2016 and our preliminary proxy statement for the Business Combination, initially filed on February 13, 2017. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in our forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

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SUMMARY

This section summarizes information related to the proposals to be voted on at the special meeting in lieu of the 2017 annual meeting of shareholders (the “special meeting”). These matters are described in greater detail elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which it refers you. See “Where You Can Find More Information.”

The Company

The Company is a blank check company organized as a corporation under the laws of the British Virgin Islands on July 1, 2015. It was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with one or more businesses or entities.

On October 20, 2015, the Company consummated its initial public offering of 5,000,000 units, each unit consisting of one ordinary share, no par value per share (“share”), one right to receive one-tenth (1/10) of one share upon consummation of an initial business combination and one warrant to purchase one-half of one share at an exercise price of $10.00 per full share, generating gross proceeds of $50,000,000 (before underwriting discounts and commissions and offering expenses). Simultaneously with the consummation of our initial public offering, we completed a private placement of (i) 452,500 units in the aggregate to the lead underwriter and our sponsor at $10.00 per unit, generating total proceeds of $4,775,000.

On October 23, 2015, the underwriters exercised their over-allotment option in full and purchased 750,000 over-allotment units at a purchase price of $10.00 per unit, generating gross proceeds of $7,500,000. In addition, on October 23, 2015, the Company consummated the sale of an additional 54,375 private units at a price of $10.00 per unit, of which 45,171 insider units were purchased by our sponsor and 9,204 private units were purchased by the lead underwriter, generating gross proceeds of $543,750.

The Company received total gross proceeds of $62,818,750 from the sale of units in the IPO (including over-allotment units) and all related private placements on October 20, 2015 and October 23, 2015. A total of $59,800,000 from the net proceeds from our initial public offering (including the over-allotment units) and the private placements on October 20, 2015 and October 23, 2015 were placed in a trust account established for the benefit of our public shareholders. We incurred offering costs totaling approximately $2,295,923, consisting of $1,868,750 in underwriting fees and $427,173 of other cash expenses. In addition, funds in the amount of $722,827 were placed in an account outside of the trust account for working capital purposes. Except as discussed in the Extension Amendment and the Trust Amendment, the funds deposited in the trust account and a portion of the interest earned thereon will be released upon consummation of the business combination and used to pay amounts payable to the Company’s public shareholders that exercise their redemption rights. Other than the IPO and the pursuit of a business combination, the Company has not engaged in any business to date.

The mailing address of the Company’s principal executive office is 855 Pudong South Road, The World Plaza, 27th Floor
Pudong, Shanghai, China 200120 and its phone number is (86) 21-61376584.

The Proposed Business Combination with Borqs

On December 27, 2016, the Company entered into a Merger Agreement (the “Merger Agreement”) with Borqs International Holding Corp, an exempted company incorporated under the laws of the Cayman Islands with limited liability (“Borqs”), PAAC Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands with limited liability and a wholly-owned subsidiary of Pacific (“Merger Sub”), Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands, in the capacity as the representative from and after the Effective Time (as defined below) for the shareholders of Pacific other than the shareholders of Borqs as of immediately prior to the Effective Time and their successors and assignees (the “Purchaser Representative”), Zhengdong Zou, in the capacity as the representative from and after the Effective Time for the shareholders of Borqs as of immediately prior to the Effective Time (the “Seller Representative”), and for certain limited purposes thereof, Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands (the “Sponsor”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Borqs, with Borqs continuing as the surviving entity (the “Merger”). As a result of the consummation of the Merger, at the effective time of the Merger (the “Effective Time”), and subject to the terms and conditions set forth in the Merger Agreement, the holders of Borqs issued and outstanding capital shares will receive ordinary shares, no par value, of Pacific (“Pacific Ordinary Shares”), the holders of Borqs issued and outstanding warrants will receive replacement warrants to acquire Pacific Ordinary Shares (“Replacement Warrants”), and the holders of Borqs issued and outstanding options will have their options assumed by Pacific and will instead acquire Pacific Ordinary Shares upon exercise of Assumed Options.

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You are not being asked to vote on the proposed business combination with Borqs at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Borqs when it is submitted to shareholders.

The Extension Amendment and the Trust Amendment

The Extension Amendment

The Company is proposing to amend its Memorandum and Articles of Association to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 20, 2017 (the “Current Termination Date”) to August 21, 2017 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A.

The Trust Amendment

The Company is proposing to amend and restate the trust agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the trust agreement in the form set forth in Annex B.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

If the Extension Amendment and the Trust Amendment are not Approved

If the Extension Amendment and the Trust Amendment are not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the trust account, each holder will receive a full pro rata portion of the amount then in the trust account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the trust account and not previously released to us for our working capital requirements or necessary to pay our taxes payable on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance.

If the Extension Amendment and the Trust Amendment are Approved

Under the terms of the proposed Extension Amendment and Trust Amendment, public shareholders may make the Election.

If the Extension Amendment is approved by sixty-five percent (65%) or more of the shares outstanding as of the record date present (in person or by proxy) at the meeting and voting on the Extension Amendment and not abandoned and the Trust Amendment is approved by sixty-five percent (65%) or more of the shares outstanding as of the record date present (in person or by proxy) at the meeting and voting on the Trust Amendment and not abandoned, the Company will file amended version of the Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands incorporating the amendment to Regulation 23 therein in the form of Annex A hereto and the Company will enter into the Trust Amendment with the trustee substantially in the form of Annex B hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its units, shares, warrants and rights will remain publicly traded. The Company will then continue to work to consummate a business combination until the Extended Termination Date.

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You are not being asked to vote on the proposed business combination with Borqs at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Borqs when it is submitted to shareholders.

If the Extension Amendment is approved, our sponsor has agreed to contribute to us as a loan $0.025 for each public share that is not redeemed, for each calendar month (commencing on April 20, 2017 and on the 20th day of each subsequent month), or portion thereof, that is needed by Pacific to complete the Merger or another business combination from April 20, 2017 (the date by which Pacific is currently required to complete its business combination) until the Extended Termination Date (the “Contribution”). For example, if Pacific takes until August 21, 2017 to complete its business combination, which would represent four calendar months, Pacific’s insiders would make aggregate Contributions of approximately $575,000 (assuming no public shares were redeemed) (the “Contribution”). Each Contribution will be deposited in the trust account established in connection with the IPO within seven calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment is approved and the Extension is implemented and Pacific takes the full time through the Extended Termination Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Pacific’s subsequent liquidation will be approximately $10.50 per share, in comparison to the current redemption amount of $10.40 per share (assuming no public shares were redeemed). The Contribution is conditional upon the implementation of the Extension Amendment. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to our sponsor upon consummation of an initial business combination. If our sponsor advises us that it does not intend to make the Contribution, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and we will dissolve and liquidate in accordance with our charter. Our sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Termination Date.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the removal of the funds in connection with the redemption from the trust account may significantly reduce the amount remaining in the trust account and increase the percentage interest of the Company’s shares held by the Company’s directors, officers and senior advisors.

Additionally, the Company’s Memorandum and Articles of Association provides that the Company shall not consummate any business combination if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001, which could be impacted by the reduction in the trust account.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendment and the Trust Amendment, the Company’s shareholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete the proposed business combination with Borqs, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. Our sponsor has issued a promissory note to the Company in an amount up to $500,000. The Company has drawn down the entire $500,000 as of the date of this proxy statement. The note becomes due on the date on which the Company consummates a business combination. The principal amount of the note is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units will be identical to the private units issued in a private placement in connection with Company’s initial public offering. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate the proposed business combination, we will need to seek additional working capital from our sponsor for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than interest on such proceeds.

If the Company is unable to complete a business combination within the required time period, Mr. Jian Tu, our Chairman, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under our indemnity of the underwriters of our IPO. In the event that an executed waiver is deemed to be unenforceable against a third party, Mr. Tu will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Mr. Tu would be able to satisfy those obligations. With the exception of Mr. Tu as described above, none of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the trust account are reduced below $10.40 per share and Mr. Tu asserts that he is unable to satisfy his obligations or that he has no indemnification obligations related to a particular claim, our independent directors would determine on our behalf whether to take legal action against Mr. Tu to enforce his indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Mr. Tu to enforce his indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the trust account available for distribution to our public shareholders may be reduced below $10.40 per share. You should read this proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment and the Trust Amendment.

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The Special Meeting

Date, Time and Place. The special meeting of the Company’s shareholders will be held at 11:30 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 on April 19, 2017.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned the Company’s shares at the close of business on March 21, 2017, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. The Company’s warrants and rights do not carry voting rights. At the close of business on March 21, 2017, there were 7,719,375 outstanding shares, each of which entitles its holder to cast one vote per proposal.

Votes Required. Approval of the Extension Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s shares outstanding on the record date and voting on the Extension Amendment and approval of the Trust Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s shares outstanding on the record date and voting on the Trust Amendment. Each of the three directors identified herein shall be re-elected to the Board if the proposal to elect the relevant director is approved by the affirmative vote of the majority of the shares present in person or by proxy at the special meeting and voting on the proposal. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) at the special meeting and voting on the proposal will be required to ratify the selection of Marcum LLP as our independent registered public accounting firm and to direct the chairman of the special meeting to adjourn the special meeting.

If you do not want the Extension Amendment or the Trust Amendment to be approved, you must abstain, not vote, or vote against such proposals. You will be entitled to redeem your shares for cash in connection with this vote only if you vote for or against each of the Extension Amendment and the Trust Amendment and elect to redeem your shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment (the “Election”). If the Extension Amendment and the Trust Amendment are approved (and not abandoned), you will be entitled to redeem your shares for a pro rata portion of the funds available in the trust account only if you made the Election. However, if you abstain from voting on the Extension Amendment or the Trust Amendment, then you will not be eligible to redeem your shares.

If you do not make the Election, you will retain the opportunity to redeem your public shares upon consummation of the proposed business combination with Borqs in connection with a shareholder vote to approve that transaction, subject to any limitations set forth in the Memorandum and Articles of Association and the limitations contained in the Merger Agreement described below in “The Potential Business Combination with Borqs” and related agreements. You will also be able to redeem your public shares in connection with the expected shareholder vote to approve the proposed business combination with Borqs, or if the Company has not consummated a business combination by the Extended Termination Date. In addition, public shareholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Whether or not the Extension Amendment and the Trust Amendment are approved, if a business combination is not completed by the date specified in the Company’s Memorandum and Articles of Association (including any later date if the Extension Amendment is approved and not abandoned), the public shares of such holders will be redeemed in accordance with the terms of the Memorandum and Articles of Association promptly following such date.

Redemption. If you are a public shareholder, you may demand redemption of your shares by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified herein. You will only be entitled to receive cash for these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

See the section entitled “Reasons for the Extension Amendment and the Trust Amendment — Redemption Procedure” for more information on how to demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors to approve the proposals set forth herein to be presented to shareholders at the special meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

The Company has retained Morrow Sodali LLC (“Morrow”) to assist it in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Morrow at (800) 662-5200 or PAAC.info@morrowsodali.com. The Company has agreed to pay Morrow a fee of $15,000 and expenses, for its services in connection with the special meeting in lieu of the 2017 annual meeting.

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Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of the Company’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not address any laws other than the United States federal income tax law, such as the U.S. federal estate tax, U.S. state and local tax laws and the tax laws of any non-U.S. jurisdictions. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions;

●	mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies (or RICs);

●	real estate investment trusts (or REITs);

●	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	persons subject to the Medicare contribution tax imposed under the Code;

●	tax-exempt organizations;

●	persons that actually or constructively own 5 percent or more of the Company’s shares; and

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

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WE URGE HOLDERS OF PACIFIC SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Reasons for the Extension Amendment and the Trust Amendment — Redemption Procedure.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants or rights). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants and rights) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. Holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

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If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. Holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year ended June 30, 2016. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (in our case, our taxable year ending June 30, 2016), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year (in our case, our taxable years ending June 30, 2017 and June 30, 2018); and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year ended June 30, 2017. If we do not complete a business combination on or prior to June 30, 2017 we will not satisfy the start-up exception. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any Redeeming U.S. Holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

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Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares, rights or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our rights or warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire our shares. The remainder of this paragraph assumes that a QEF election is not available with respect to our rights. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives shares pursuant to such rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired pursuant to the terms of rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

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In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares, rights or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

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A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, rights and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Reasons for the Extension Amendment and the Trust Amendment — Redemption Procedure.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

●	such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Redeeming Non-U.S. Holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares, rights or warrants.

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Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment and the Trust Amendment.

Company’s Recommendation to Shareholders

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its shareholders. The board of directors has approved and declared advisable the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” the adoption of the Extension Amendment and the Trust Amendment. See the section entitled “Reasons for the Extension Amendment and the Trust Amendment — The Board’s Reasons for the Extension Amendment and the Trust Amendment, its Conclusion, and its Recommendation.”

Interests of the Company’s Officers and Directors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a shareholder. See the section entitled “Reasons for the Extension Amendment and the Trust Amendment — Interests of the Company’s Officers, Directors and Advisors.”

Stock Ownership

Information concerning the holdings of certain of the Company’s shareholders is set forth below under “Beneficial Ownership of Securities.”

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THE SPECIAL MEETING

The Company is furnishing this proxy statement to its shareholders as part of the solicitation of proxies by the Company’s board of directors for use at the special meeting. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place. The special meeting will be held at 11:30 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on April 19, 2017.

Purpose. At the special meeting, holders of the Company’s shares will be asked to approve the following proposals:

●	To amend the Company’s Memorandum and Articles of Association to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 20, 2017 (the “Current Termination Date”) to August 21, 2017 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Company’s Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A (the “Extension Amendment”);

●	To amend the Company’s investment management trust agreement, dated October 14, 2015 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering (“IPO”) in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the trust agreement in the form set forth in Annex B (the “Trust Amendment”);

●	To re-elect each of the three directors identified herein to the Company’s board of directors (the “Board”), with such directors to serve until the 2019 annual meeting of shareholders or until their successors are elected and qualified;

●	To ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2017; and

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

Each proposal of the Extension Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless both are approved by shareholders. Notwithstanding shareholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by shareholders.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its shareholders. The Board has approved and declared advisable the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” the adoption of the Extension Amendment and “FOR” the adoption of the Trust Amendment. The Board also recommends that you vote “FOR” re-electing each nominee identified herein for director and “FOR” the ratification of Marcum LLP as the Company’s independent registered public accounting firm.

Because of the business combination provisions of the Company’s Memorandum and Articles of Association, if the proposed business combination with Borqs is not completed by the Current Termination Date, the Company will redeem the public shares for a pro rata portion of the funds available in the trust account, unless shareholders approve the Extension Amendment and the Trust Amendment.

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The special meeting has been called only to consider approval of the proposals set forth herein. No other business shall be transacted at the special meeting.

You are not being asked to vote on the proposed business combination with Borqs at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Borqs when it is submitted to shareholders.

Record Date; Who is Entitled to Vote. The record date for the special meeting is March 21, 2017. Record holders of the Company’s shares at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. At the close of business on the record date, there were 7,719,375 outstanding shares (including 5,750,000 outstanding public shares), each of which entitles its holder to cast one vote per proposal.

Vote Required. Approval of the Extension Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s shares outstanding as of the record date and voting on the Extension Amendment. Approval of the Trust Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s shares outstanding as of the record date and voting on the Trust Amendment. Each of the three directors identified herein shall be re-elected to the Board if the proposal to re-elect the relevant director is approved by the affirmative vote of the majority of the shares present in person or by proxy at the special meeting and voting on this proposal. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) at the special meeting and voting on this proposal will be required to ratify the selection of Marcum LLP as our independent registered public accounting firm and to direct the chairman of the special meeting to adjourn the special meeting.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Borqs, circumstances warrant providing public shareholders an opportunity to consider the proposed business combination with Borqs. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s Memorandum and Articles of Association, if adopted, would delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the trust account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s shares voting on such amendments, dissenting public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of how such public shareholders vote. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Memorandum and Articles of Association. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

All public shareholders may make the Election. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of shareholders and not abandoned, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of the proposed business combination with Borqs, subject to any limitations set forth in the Memorandum and Articles of Association and limitations agreed to in the Merger Agreement or related agreements. In addition, public shareholders who vote for the Extension Amendment or the Trust Amendment and do not make the election would be entitled to redemption if the Company has not completed the proposed business combination with Borqs by the Extended Termination Date.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Abstentions will have no effect on the Extension Amendment, the Trust Amendment or the other proposals in this proxy statement.

The Company’s board of directors believes the current shareholders are not prejudiced by the proposed Extension Amendment and Trust Amendment since all holders of public shares are concurrently being offered the opportunity to redeem their shares for a pro rata portion of the funds available in the trust account.

All of the Company’s directors, executive officers and their affiliates as well as other shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the Extension Amendment, the Trust Amendment and the other proposals set forth herein. On the record date, these shareholders beneficially owned and were entitled to vote 1,935,171 shares, representing approximately 25.07% of the Company’s issued and outstanding shares.

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Voting Your Shares. Each share that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares you own.

If you are a shareholder with shares registered in your name, you may vote in person at the special meeting or by proxy card by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.

If your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy and Changing Your Vote. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting in person at the meeting. Attendance at the meeting alone will not change your vote. You also may revoke your proxy delivering to the Company’s Secretary at c/o 855 Pudong South Road, The World Plaza, 27th Floor, Pudong, Shanghai, China, a written notice of revocation prior to the special meeting. If your shares are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote.

Broker Non-Votes. If your broker holds your shares in its name and you do not give the broker voting instructions, your broker will not be permitted to vote your shares on the Extension Amendment, the Trust Amendment or the re-election of each of the three directors. This is known as a “broker non-vote.” Broker non-votes will have no effect on the Extension Amendment, the Trust Amendment or the direction for election of the directors.

Questions About Voting. The Company has retained Morrow to assist it in the solicitation of proxies. If you have any questions about how to vote or direct a vote in respect of your shares, you may contact Morrow at (800) 662-5200 or PAAC.info@morrowsodali.com. You may also want to consult your financial and other advisors about the vote.

Solicitation Costs. The Company is soliciting proxies on behalf of the Company’s board of directors. This solicitation is being made by mail but also may be made in person. The Company and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail. The Company has agreed to pay Morrow a fee of $15,000 and expenses for its services in connection with the special meeting in lieu of annual meeting.

The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. The Company will reimburse them for their reasonable expenses.

Stock Ownership. Information concerning the holdings of certain of the Company’s shareholders is set forth below under “Beneficial Ownership of Securities.”

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THE EXTENSION AMENDMENT

The Company is proposing to amend its Memorandum and Articles of Association to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 20, 2017 (the “Current Termination Date”) to August 21, 2017 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A to this proxy statement.

Each proposal of the Extension Amendment is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination. The implementation of such proposals is conditioned on the approval of the Trust Amendment proposal, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals and the Trust Amendment are approved by shareholders. Notwithstanding shareholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by shareholders.

A copy of the proposed new Regulation 23.2 of the Articles of Association of the Company, that will replace the existing Regulation 23.2, is annexed to this proxy statement as Annex A. If Extension Amendment and the Trust Amendment are approved, the Company will file an amended form of the Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) or more of the Company’s outstanding shares present in person or by proxy at the meeting and voting on the Extension Amendment, is required to approve the Extension Amendment.

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THE TRUST AMENDMENT

The Company is proposing to amend and restate the Company’s trust agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the trust agreement in the form set forth in Annex B.

The Trust Amendment is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business combination. The implementation of such proposal is conditioned on the approval of the Extension Amendment proposal, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the Extension Amendment and the Trust Amendment is approved by shareholders. Notwithstanding shareholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by shareholders.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

A copy of the proposed amendment to the trust agreement is set forth in Annex B.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) or more of the Company’s outstanding shares present in person or by proxy and voting on the Trust Amendment, is required to approve the Trust Amendment.

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REASONS FOR THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT

The Company’s Memorandum and Articles of Association currently provides that if a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law.

In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the trust account, each holder will receive a full pro rata portion of the amount then in the trust account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the trust account and not previously released to us for our working capital requirements or necessary to pay our taxes payable on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance.

The trust agreement provides that, unless a business combination is consummated by the Current Termination Date, the trustee would be required to commence liquidation on the Current Termination Date. Moreover, the trust agreement provides that funds may be withdrawn from the trust account only upon consummation of an initial business combination, in connection with the failure of the Company to consummate a business combination by the Current Termination Date or other limited purposes. The Trust Amendment is necessary to extend the period for the Company to consummate a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal and distribution of the funds to public shareholders who properly demand redemption in connection with the Extension Amendment and the Trust Amendment.

Our sponsor and the initial shareholders have each waived their respective redemption rights with respect to their shares if we fail to consummate a business combination by the Current Termination Date. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance. In considering the Extension Amendment and the Trust Amendment, the Company’s board of directors came to the conclusion that the potential benefits of the proposed business combination with Borqs to the Company and its shareholders outweighed the possibility of any liability as a result of the Extension Amendment and the Trust Amendment.

Since the completion of its IPO, the Company has been dealing with many of the practical difficulties associated with the identification of a business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of its IPO, the Company began to search for an appropriate business combination target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. During that period, we and our representatives, identified and evaluated over 80 potential acquisition target companies, participated in in-person or telephonic discussions with representatives of approximately 50 potential acquisition targets (other than Borqs), provided initial non-binding indications of interest to four potential acquisition targets (other than Borqs) or its representatives; and submitted letters of intent and conducted confirmatory due diligence with respect to four potential acquisition targets (other than Borqs).

The proposed business combination with Borqs qualifies as a “business combination” under the Company’s Memorandum and Articles of Association, but it is likely the Company will not be able to complete that transaction by the Current Termination Date.

As the Company believes the proposed business combination with Borqs would be in the best interests of the Company’s shareholders, and because it is likely the Company will not be able to conclude the proposed business combination with Borqs by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date.

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The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Borqs, circumstances warrant providing public shareholders an opportunity to consider the proposed business combination with Borqs. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s Memorandum and Articles of Association, if adopted, would be to delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the trust account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s shares voting on such amendments, dissenting public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Agreement regardless of how such public shareholders vote. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Memorandum and Articles of Association.

All public shareholders may make the Election. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of shareholders and not abandoned, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of the proposed business combination with Borqs, subject to any limitations set forth in the Memorandum and Articles of Association and limitations agreed to in the Merger Agreement or related agreements. In addition, public shareholders who vote for the Extension Amendment or the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed the proposed business combination with Borqs by the Extended Termination Date. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

As noted in “Reasons for the Extension Amendment and the Trust Amendment — Possible Claims Against and Impairment of the Trust Account,” below, the Extension Amendment and the Trust Amendment will result in the Company incurring additional transaction expenses. The Company’s board of directors believes that, if the Extension Amendment and the Trust Amendment are approved (and not abandoned) and no material liabilities are sought to be satisfied from the trust account, any resulting redemptions would have no adverse effect on the public shareholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public shareholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

However, if material liabilities are sought to be satisfied from the trust account, the trust account could possibly be reduced or subject to reduction beyond the reduction resulting from public shareholder redemptions, which could result in the reduction of a public shareholder’s current pro rata portion of the trust account available for distribution. Moreover, attendant litigation could result in delay in the availability of trust account funds for use by the Company upon completion of the business combination. As of the date of this proxy statement, the Company is not aware of any such liabilities.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendment and the Trust Amendment, the Company’s shareholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete the proposed business combination with Borqs, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. Our sponsor has issued a promissory note to the Company in an amount up to $500,000. The Company has drawn down the entire $500,000 as of the date of this proxy statement. The note becomes due on the date on which the Company consummates a business combination. The principal of the note is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units will be identical to the private units issued in a private placement in connection with the IPO. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate the proposed business combination, we will need to seek additional working capital from our sponsor for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than interest on such proceeds.

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If the Company is unable to complete a business combination within the required time period, Mr. Jian Tu, our Chairman, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under our indemnity of the underwriter in our IPO. In the event that an executed waiver is deemed to be unenforceable against a third party, Mr. Tu will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Mr. Tu would be able to satisfy those obligations. With the exception of Mr. Tu as described above, none of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the trust account are reduced below $10.40 per share and Mr. Tu asserts that he is unable to satisfy his obligations or that he has no indemnification obligations related to a particular claim, our independent directors would determine on our behalf whether to take legal action against Mr. Tu to enforce his indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Mr. Tu to enforce his indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the trust account available for distribution to our public shareholders may be reduced below $10.40 per share. You should read this proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment and the Trust Amendment.

In view of the foregoing, the Company’s board of directors believes it in the best interests of the Company’s shareholders to approve the Extension Amendment and the Trust Amendment.

Automatic Redemption

If the Extension Amendment and the Trust Amendment are not approved and the a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining holders of shares and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the company, subject (in the case of (ii) and (iii) above) to our obligations to provide for claims of creditors and the requirements of applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the trust account, each holder will receive a full pro rata portion of the amount then in the trust account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the trust account and not previously released to us for our working capital requirements or necessary to pay our taxes payable on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance.

Redemption Rights

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will afford the public shareholders making the Election, the opportunity to receive, at the time the Extension Amendment and the Trust Amendment become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account. You will also be able to redeem your public shares in connection with the expected shareholder vote to approve the proposed business combination with Borqs, or if the Company has not consummated a business combination by the Extended Termination Date.

If you do not make the Election, you will retain the opportunity to redeem your public shares upon consummation of the proposed business combination with Borqs in connection with a shareholder vote to approve that transaction, subject to any limitations set forth in the Memorandum and Articles of Association and the limitations contained in the Merger Agreement described below in “The Potential Business Combination with Borqs” and related agreements. In addition, public shareholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Redemption Procedure

A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, by Monday, April 17, 2017, which is two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the special meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment and the Trust Amendment are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares at the special meeting.

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Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that do not elect to exercise their redemption rights. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures by two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public shareholder tenders shares and the Extension Amendment and the Trust Amendment are not approved or is abandoned, these shares will not be redeemed for cash and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment and the Trust Amendment will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment and execution of the Trust Amendment. The Company will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, calculated as of the record date. As of March 30, 2017, this would amount to approximately $10.40 per share. If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption, and tender your share certificate(s) to the Company’s transfer agent by two business days prior to the special meeting (or Monday, April 17, 2017). If the Extension Amendment and the Trust Amendment are not approved or if they are abandoned, these shares will not be redeemed for cash. However, if the Company is unable to complete the proposed business combination with Borqs by the Current Termination Date (unless such date is extended), the shares of the public shareholders will be redeemed in accordance with the terms of the Memorandum and Articles of Association promptly following such date.

Interests of the Company’s Officers, Directors and Advisors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers, members of the Company’s board of directors and the Company’s advisors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	if the Extension Amendment and the Trust Amendment are not approved and a business combination is not consummated by the Current Termination Date, the Company will redeem all public shares and promptly thereafter, dissolve and liquidate. Our initial shareholders have agreed to waive their respective redemption rights with respect to the founder shares if a business combination is not consummated by the Current Termination Date. In such event, the founder shares, sponsor warrants and private units purchased by our sponsor and our independent directors for an aggregate of approximately $5.0” million will be in all probability be worthless because they will not be entitled to participate in the redemption;

●	if the Extension Amendment and the Trust Amendment are not approved and a business combination is not consummated by the Current Termination Date, it is likely that the Company will not be able to repay the outstanding loan that it made to the Company in an amount up to $500,000, which becomes due on the date on which the Company consummates a business combination;

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●	if the Company is unable to complete a business combination within the required time period, Mr. Jian Tu, our Chairman, will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under our indemnity of the underwriters;

●	rights and warrants to purchase the Company’s shares held by the Company’s officers and directors are exercisable only following consummation of a business combination; and

●	all rights specified in the Company’s Memorandum and Articles of Association relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

The Board’s Reasons for the Extension Amendment and the Trust Amendment, its Conclusion, and its Recommendation

As discussed below, after careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its shareholders. The board of directors has approved and declared advisable adoption of the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” such adoption.

In determining to recommend the Extension Amendment and the Trust Amendment, the Company’s board of directors concluded that the proposed business combination with Borqs is in the best interests of the Company’s shareholders, since it believes the Company’s shareholders will benefit from that transaction.

The Company believes that given the Company’s expenditure of time, effort and money on the proposed business combination with Borqs, circumstances warrant providing public shareholders an opportunity to consider the proposed business combination with Borqs. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s Memorandum and Articles of Association, if adopted, would be to delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the trust account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s shares voting on such amendments, dissenting public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of how such public shareholders vote. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Memorandum and Articles of Association. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

Having taken into account the matters discussed above, the Company’s board of directors believes that, if the Extension Amendment and the Trust Amendment are approved (and not abandoned) and no material liabilities are sought to be satisfied from the trust account, any resulting redemptions would have no adverse effect on the public shareholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public shareholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

The Company’s board of directors has unanimously approved the Extension Amendment and the Trust Amendment.

In addition, the Company’s board of directors was mindful of and took into account the conflicts, as described in “Interests of the Company’s Officers, Directors and Advisors”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The board of directors determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, as well as substantially less than the potential benefits to public shareholders wishing to have an opportunity to consider the proposed business combination with Borqs, which they, as Company shareholders as well, share. In making that determination, our president and Chairman took into consideration the fact that as a result of the Company proposing the Extension Amendment and the Trust Amendment, he may incur indemnification obligations to the Company under his existing commitment substantially in excess of those currently accrued. At the same time, he recognized that completing the proposed business combination with Borqs would be expected to result in a company more capable than the Company alone to pay existing obligations of the Company and expenses incurred after approval of the Extension Amendment and the Trust Amendment, all of which obligations he might be called upon to pay under his existing commitment.

After careful consideration of all relevant factors, the Company’s board of directors determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment and the Trust Amendment.

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DIRECTOR ELECTION PROPOSAL

The Company's board of directors is currently divided into two classes, Class I and Class II, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a two-year term.

Under the Memorandum and Articles of Association of the Company, the terms of the present Class I directors, David Boris, Honghui Deng and Jason Zexian Shen, are due to expire at the Company's first annual general meeting. At the special meeting therefore, the shareholders are being asked to re-elect each of David Boris, Honghui Deng and Jason Zexian Shen to our board of directors to serve as Class I directors for a new two-year term until the annual meeting of shareholders in 2019, or until any successor is duly elected and qualified. It is expected that Mr. Boris will resign as a director upon the consummation of the Business Combination.

For a biography of each of the director nominees, please see the section entitled “Management.”

Required Vote

Each of Messrs. Boris, Deng and Shen shall be re-elected to the board of directors of the Company as Class I directors if the proposal to re-elect that person is approved by the affirmative vote of the majority of the shares present in person or by proxy at the special meeting and voting on the proposal.

Recommendation of the Board

The Company’s board of directors recommends that you vote “FOR” the re-election of each of the persons named above.

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RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our shareholders to ratify the Audit Committee’s selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017, our Audit Committee intends to reconsider the selection of Marcum LLP as our independent registered public accounting firm.

Marcum LLP has audited our financial statements for the fiscal year ended June 30, 2016. A representative of Marcum LLP is expected to be present at the special meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders.

The following is a summary of fees paid to our independent registered public accounting firm for services rendered during the period from July 1, 2015 (inception) through June 30, 2016:

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods, and other required filings with the SEC for the year ended June 30, 2016 totaled $63,630. The above amount includes interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the year ended June 30, 2016, we did not pay Marcum for consultations concerning financial accounting and reporting standards.

Tax Fees

We did not pay Marcum for tax planning and tax advice for the fiscal year ended June 30, 2016.

All Other Fees

We did not pay Marcum for other services for the year ended June 30, 2016.

Pre-Approval Policy

 Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

The proposal to ratify the appointment of Marcum LLP requires the vote of a majority of the shares present in person or by proxy at the special meeting and voting on the proposal.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the ratification of the selection by the Audit Committee of Marcum LLP as our independent registered public accounting firm.

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THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposals in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting shall not adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve any of the other proposals.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the special meeting vote for the adjournment proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

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THE POTENTIAL BUSINESS COMBINATION WITH BORQS

The following is a brief summary of the terms and background of the Merger Agreement. Any description in this proxy statement of the Merger Agreement is qualified in all respects by reference to the complete text of the Merger Agreement, which was filed as Exhibit 2.1 to the Form 8-K the Company filed with the SEC on January 3, 2017. On February 13, 2017, the Company filed a preliminary proxy statement with the SEC in connection with the proposed business combination with Borqs. Following completion of the SEC’s review process, a definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed business combination with Borqs (the “Business Combination Proxy Statement”). The Business Combination Proxy Statement will contain important information regarding the proposed business combination with Borqs. The following description of the Merger Agreement is qualified in all respects by reference to the more detailed description in the Business Combination Proxy Statement.

You are not being asked to vote on the proposed business combination with Borqs at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Borqs when it is submitted to shareholders.

General Description of the Merger Agreement

On December 27, 2016, we entered into a Merger Agreement (the “Merger Agreement”) with Borqs, PAAC Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands with limited liability and a wholly-owned subsidiary of Pacific (“Merger Sub”), Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands, in the capacity as the representative from and after the Effective Time (as defined below) for the shareholders of Pacific other than the shareholders of Borqs as of immediately prior to the Effective Time and their successors and assignees (the “Purchaser Representative”), Zhengdong Zou, in the capacity as the representative from and after the Effective Time for the shareholders of Borqs as of immediately prior to the Effective Time (the “Seller Representative”), and for certain limited purposes thereof, Zhengqi International Holding Limited, a company incorporated in the British Virgin Islands (the “Sponsor”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Borqs, with Borqs continuing as the surviving entity (the “Merger”). As a result of the consummation of the Merger, at the effective time of the Merger (the “Effective Time”), and subject to the terms and conditions set forth in the Merger Agreement, the holders of Borqs’ issued and outstanding capital shares will receive ordinary shares, no par value, of Pacific (“Pacific Ordinary Shares”), the holders of Borqs’ issued and outstanding warrants will receive replacement warrants to acquire Pacific Ordinary Shares (“Replacement Warrants”), and the holders of Borqs’ issued and outstanding options will have their options assumed by Pacific and will instead acquire Pacific Ordinary Shares upon exercise of Assumed Options.

Merger Consideration

The total number of Pacific Ordinary Shares to be received by Borqs shareholders at the Effective Time (the “Merger Consideration Shares”) will be based on the adjusted equity valuation of Borqs as of the Closing, with such adjusted equity valuation divided by $10.40. The adjusted equity valuation of Borqs as of the Closing will be determined by starting with a base valuation of $303.0 million, deducting the amount of indebtedness (net of cash) of Borqs and its subsidiaries (Borqs and its subsidiaries, which term as used herein includes any variable interest entities through which Borqs operates in the People’s Republic of China, collectively, the “Target Companies”) as of the last business day before the Closing (but treating any amounts contingent upon the Closing as not being contingent) (the “Reference Time”), increasing such valuation to the extent that the net working capital (excluding indebtedness and cash) of the Target Companies as of the Reference Time is greater than $11.0 million or decreasing such valuation to the extent that the net working capital (excluding indebtedness and cash) of the Target Companies as of the Reference Time is less than $9.0 million, and increasing such valuation to the extent that Pacific’s outside accounting and legal expenses incurred in connection with the negotiation, preparation and consummation of the Merger Agreement (but excluding any deferred initial public offering costs or costs incurred with any PIPE Investment (as defined below) or any costs incurred in connection with an extension of Pacific’s deadline to consummate a business combination, if sought) exceed US$1.0 million. The adjusted equity valuation will be determined by mutual agreement of Borqs and Pacific based on estimates of the foregoing factors as of the Closing, without any post-Closing adjustments. Four percent (4%) of the Merger Consideration Shares (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Escrow Shares” and, together with any other dividends, distributions or other income of the Escrow Shares, the “Escrow Property”) otherwise payable at the Closing will be held in a segregated escrow account (the “Escrow Account”) by an escrow agent to be mutually agreed upon by Pacific and Borqs (the “Escrow Agent”) to cover any indemnification claims made on behalf of Pacific or the other indemnified parties under the Merger Agreement. Each Borqs shareholder as of the Effective Time (each, a “Borqs Shareholder”) will receive its pro rata portion of the Merger Consideration Shares, less its pro rata portion of the Escrow Shares held in the Escrow Account, based on the number of Borqs shares held by such Borqs Shareholder (with any Borqs preferred shares treated on an as-converted into Borqs ordinary share basis), except that any Borqs Shareholder who exercises dissenters rights under Cayman Islands law will not be entitled to receive its pro rata share of the Merger Consideration Shares.

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Holders of issued and outstanding Borqs warrants will receive Replacement Warrants, which will be subject to the substantially the same terms and conditions as Pacific’s warrants issued as part of the units in Pacific’s initial public offering (the “IPO”), except that the number of shares and exercise price thereunder will be based on the number of Borqs shares and exercise price under the applicable Borqs warrant, with each equitably adjusted for the Merger based on the number of Merger Consideration Shares as compared to the number of issued and outstanding Borqs shares immediately prior to the Effective Time.

Pacific will assume the obligations under the Assumed Options (including the applicable provisions of the plan under which they were issued), except that the number of shares and exercise price thereunder will be based on the number of Borqs shares and exercise price under the applicable Assumed Option, with each equitably adjusted for the Merger based on the number of Merger Consideration Shares as compared to the number of issued and outstanding Borqs shares immediately prior to the Effective Time.

Representations and Warranties

The Merger Agreement contains a number of customary representations and warranties made by Pacific and Borqs solely for the benefit of the other, which in certain cases are qualified by the representing party’s knowledge, and/or by materiality or Material Adverse Effect (as defined below), and subject to other specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement. Such representations and warranties made by each of Pacific and Borqs relate to, among other matters, (1) organization, (2) authorization and binding effect, (3) governmental approvals, (4) no conflicts, (5) capitalization, (6) subsidiaries, (7) financial statements, (8) absence of certain changes, (9) compliance with laws, (10) permits, (11) litigation and orders, (12) taxes, (13) employees and employee benefit plans, (14) intellectual property, (15) real and personal property, (16) material contracts, (17) related party transactions, (18) the Investment Company Act, (19) finders and brokers, (20) insurance, (21) business practices, (22) independent investigation and, (23) with respect to Pacific only, (A) its SEC filings and (B) title and ownership of the Merger Consideration Shares. Borqs also made representations and warranties regarding (1) environmental matters, (2) title to and sufficiency of assets, (3) top customers and suppliers, (4) its books and records and (5) information supplied. For the purposes of the Merger Agreement, a “Material Adverse Effect” with respect to any person means, in short, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the business, assets, liabilities, results of operations, prospects or condition of such person and its subsidiaries, taken as a whole (subject to customary exceptions), or such person’s ability to consummate the transactions contemplated by the Merger Agreement and ancillary documents on a timely basis. Please consult the definition of “Material Adverse Effect” in the Merger Agreement for the complete statement of this term.

The representations and warranties made by Borqs survive the Closing and continue until the 18 month anniversary of the Closing Date. The representations and warranties made by Pacific do not survive the Closing.

Covenants of the Parties

Each party agreed in the Merger Agreement to use their commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms, including covenants regarding (1) the provision of access to their properties, books and personnel, (2) the operation of their respective businesses in the ordinary course of business, (3) provision of interim financial statements by Borqs, (4) with respect to Pacific, filing its reports required by the Exchange Act, and efforts regarding Nasdaq listing requirements, (5) a requirement for Borqs to promptly hold its shareholders meeting to approve the Merger Agreement and related transactions, (6) no solicitation of other competing transactions, (7) no trading in Pacific’s securities by Borqs using Pacific’s material non-public information, (8) notifications of certain breaches, consent requirements or other matters, (9) efforts to consummate the Closing and obtain third party and regulatory approvals, (10) tax treatment of the transactions, (11) further assurances, (12) public announcements, (13) confidentiality, (14) requirements to retain books and records, (15) use of funds in the trust account, (16) Pacific post-Closing corporate and operational policies, and (17) limited disclosure schedule updates.

The parties also agreed that between the signing of the Merger Agreement and the Closing, Pacific may enter into and consummate subscription agreements with investors for a private equity investment in Pacific to purchase Pacific’s share capital on terms and conditions mutually agreeable to Pacific and Borqs (a “PIPE Investment”), and that if Pacific elects to seek a PIPE Investment, Pacific and Borqs will use their commercially reasonable efforts to cause such PIPE Investment to occur.

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The parties also agreed to take all necessary actions so that the board of directors of Pacific as of the Closing will consist of seven directors, a majority of which shall be independent directors in accordance with Nasdaq requirements. Two of the directors will be appointed by Pacific (the “Pacific Directors”), at least one of whom will be independent, three of the directors will be appointed by Borqs (the “Borqs Directors”), at least one of whom will be independent, and the remaining two directors will be independent directors mutually agreed to by Pacific and Borqs (the “Mutual Directors”). The Pacific board will be a classified board with three classes of directors, each serving three year terms (or such lesser period after the Closing where the seats of the directors in such class are up for re-election), with the Mutual Directors serving in the first class of directors to be up for re-election after the Closing, one independent Pacific Director and one independent Borqs Director serving in the next class of directors to be up for re-election after the Closing, and the remaining Pacific Director and Borqs Directors serving in the final class of directors to be up for re-election after the Closing. The parties also agreed that the executive officers of Pacific immediately after the Closing will be the same as the executive officers of Borqs immediately prior to the Closing.

Pacific also agreed to certain covenants with respect to its obligations to file a proxy statement (the “Proxy Statement”) for an extraordinary general meeting of its shareholders to approve the Merger Agreement and the related transactions (the “Shareholders Meeting”), including to have its board of directors take actions to, and seek the approval of its shareholders at the Shareholders Meeting, if necessary, to, (i) amend Pacific’s memorandum and articles of association in form and substance reasonably acceptable to Pacific and Borqs to, among other matters, accommodate any PIPE Investment and change the name of Pacific after the Closing to “Borqs Technologies, Inc.”, (ii) adopt a new equity incentive plan for Pacific (the “Equity Plan”) in a form to be agreed by Pacific and Borqs, which Equity Plan will provide for option awards for a number of Pacific Ordinary Shares equal to the difference between 13.5% of the number of Pacific Ordinary Shares issued and outstanding immediately after the Closing and the number of Pacific Ordinary Shares that are subject to the Assumed Options and (iii) structure Pacific’s board of directors as described above.

Indemnification

From and after the closing, Borqs Shareholders and their respective successors and assigns are required to severally indemnify Pacific, the Purchaser Representative and their respective affiliates and their respective officers, directors, managers, employees, successors and permitted assigns (each referred to with respect to claims as an indemnified party) from and against any losses from (a) the breach of any of Borqs’ representations and warranties, (b) the breach of any of Borqs’ covenants or Pacific’s post-Closing covenants, (c) any actions by persons or entities who were holders of equity securities (including options, warrants, convertible securities or other rights) of any Target Company prior to the Closing arising out of the sale, purchase, termination, cancellation, expiration, redemption or conversion of any such securities or (d) any indebtedness of the Target Companies as of the Closing which were not taken into account in the adjusted equity valuation. Except for fraud-based claims, indemnification claims are subject to (i) a minimum claim amount, with all related claims, of $10,000, and (ii) an aggregate basket of $1,000,000 before any indemnification claims can be made, at which point all claims in excess of the minimum claim amount will be paid back to the first dollar. In any indemnification claims between the parties, the Purchaser Representative will represent the indemnified parties and the Seller Representative will represent the Borqs Shareholders.

Indemnification claims will be limited to the Escrow Property in the Escrow Account, first paid with the Escrow Shares and then with any other Escrow Property. The Escrow Property in the Escrow Account will be released to Borqs Shareholders, on a pro rata basis, after the 18 month anniversary of the Closing Date, except for amounts withheld for unpaid or pending indemnification claims at that time. Such withheld amounts for unpaid or pending indemnification claims, if any remain after payment of the related indemnification claims, will be released to Borqs Shareholders, on a pro rata basis, upon final resolution of all such pending indemnification claims. Pacific will cancel any Escrow Shares that it receives as an indemnification payment.

Conditions to Closing

The obligations of each party to consummate the merger are subject to the satisfaction or waiver of customary conditions and closing deliverables, including, but not limited to, (1) Pacific’s shareholders having approved the Merger Agreement and the related transactions (including the other matters for approval specific in the Proxy Statement) by the requisite vote at the Shareholders Meeting, (2) Borqs Shareholders having approved the Merger Agreement and related transactions by the requisite vote at a duly held meeting of Borqs Shareholders (although as discussed below, at the time of the signing of the Merger Agreement, Borqs Shareholders representing the requisite vote of shareholders necessary to approve the Merger Agreement and related transactions provided written consents to Borqs and/or entered into voting agreements with Pacific and Borqs to vote in favor of the Merger Agreement and related transactions), (3) any required governmental and third party approvals having been obtained and any antitrust waiting periods expired or terminated, (4) no law or order preventing the transactions, (5) Pacific having net tangible assets of at $5,000,001 after giving effect to any redemptions of public shareholders required by Pacific’s organizational documents and its IPO prospectus (the “Redemption”) and taking into account and proceeds from any PIPE Investment, (6) the other party’s representations and warranties being true and correct as of the date of the Merger Agreement and as of the Closing, except as has not had or reasonably be expected to have a Material Adverse Effect on the other party, (7) the other party’s compliance with its covenants under the Merger Agreement in all material respects, and (8) no Material Adverse Effect shall have occurred with respect to the other party (or with respect to Borqs, its subsidiaries) since the date of the Merger Agreement.

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The obligation of Borqs to consummate the Closing is also subject to the satisfaction or waiver of the conditions specified in the Merger Agreement, including, but not limited to: (1) after giving effect to the Redemption, but excluding the payment by Pacific of its reasonable transaction expenses, the amount in the Pacific trust account, together with the proceeds from any PIPE Investment, shall be no less than $24,000,000, (2) immediately following the Effective Time, the Pacific Ordinary Shares will be listed on Nasdaq, and Pacific shall not have received any written notice from Nasdaq that it has failed, or would reasonably be expected to fail, to meet the Nasdaq listing requirements as of the Effective Time or within six months thereafter for any reason (other than a failure due solely to having fewer than the requisite number of shareholders), where such notice has not been subsequently withdrawn, or the underlying failure remedied or satisfied and (3) receipt of the ancillary agreements specified in the Merger Agreement signed by Pacific and/or the Purchaser Representative, as applicable.

The obligation of Pacific to consummate the Merger is subject to satisfaction or waiver of the conditions specified in the Merger Agreement, including, but not limited to: (1) certain specified employees of Borqs having entered into employment agreements with a Target Company in form and substance reasonably acceptable to Pacific and Borqs, (2) Pacific having received a signed non-competition and non-solicitation agreement in substantially the form attached to the Merger Agreement from certain specified Borqs Shareholders, (3) Pacific having received a signed lock-up agreement in substantially the form attached to the Merger Agreement from each Borqs Shareholder and each holder of a Borqs warrant, and (4) Pacific having received a signed registration rights agreement in substantially the form attached to the Merger Agreement from each Borqs Shareholder.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior the Closing, including among other reasons, (1) by either Pacific or Borqs if the Closing has not occurred on or prior to April 20, 2017 (or, if Pacific seeks and receives the approval of its shareholders to extend the deadline for Pacific to consummate its initial business combination, the earlier of such extended date or July 20, 2017), (2) by either party for the other party’s uncured breach (subject to certain materiality qualifiers), (3) by Pacific if there has been a Material Adverse Effect on Borqs or its subsidiaries after the date of the Merger Agreement which is uncured and continuing, or (4) by either Pacific of Borqs if (A) Pacific holds the Shareholders Meeting and it does not receive the requisite vote of its shareholders to approve the Merger Agreement and related transactions or (B) Borqs holds its shareholders meeting and it does not receive the requisite vote of its shareholders to approve the Merger Agreement and related transactions.

If the Merger Agreement is terminated by a party due to the other party’s material uncured breach, the breaching party shall pay to the terminating party as liquidated damages a termination fee of $5,000,000 (the “Termination Fee”). The Sponsor guaranteed Pacific’s obligation to pay a Termination Fee in such circumstances. If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement (except for, if applicable, the obligation to pay the Termination Fee and certain obligations related to confidentiality, public announcements and general provisions) will terminate, and no party to the Merger Agreement will have any further liability to any other party thereto except for liability for fraud or for, except in the case where the Termination Fee is paid, willful breach of the Merger Agreement prior to termination.

Purchaser Representative and Seller Representative

Zhengqi International Holding Limited, Pacific’s sponsor, is serving as the Purchaser Representative under the Merger Agreement, and in such capacity will represent the interests of Pacific’s shareholders (other than the Borqs Shareholders) after the Closing with respect to certain matters under the Merger Agreement and the ancillary documents to which the Purchaser Representative is a party in such capacity, including any indemnification claims. Zhengdong Zou is serving as the Seller Representative under the Merger Agreement, and in such capacity will represent the interests of the Borqs Shareholders after the Closing with respect to certain matters under the Merger Agreement and the ancillary documents to which the Seller Representative is a party in such capacity, including any indemnification claims.

Trust Account Waiver

Borqs agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in Pacific’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Fees and Expenses

In the event that we terminate the Merger Agreement for a breach by Borqs or the Sellers, Borqs will be required to pay to us as liquidated damages a termination fee of $5,000,000, provided that Borqs and the Sellers shall not be relieved of liability for any fraud claims or willful breach of the Merger Agreement prior to such termination.

Other than the termination fee described above, each party will bear its own expenses in connection with the Merger Agreement and the transactions contemplated thereby, including with respect to us, our deferred IPO expenses.

Additional information regarding the terms and conditions of the Merger Agreement and the related agreements will be set forth in the Business Combination Proxy Statement.

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MANAGEMENT

Directors and Executive Officers

Our current directors, officers and director nominee are listed below.

Name	Age	Position
Jian Tu	56	President and Chairman of the Board
Zhouhong Peng	58	Chief Executive Officer and Chief Financial Officer
Guoxiong Luo	51	Director
David Boris	56	Director
Jason Zexian Shen	62	Director
Honghui Deng	47	Director
Yaqi Feng	34	Chief Operating Officer and Secretary

Jian Tu has been our President and Chairman of the Board since July 2015. From 2006 to 2010, Mr. Tu was a Director of Pacific Securities Co., Ltd. (601099.SH), or Pacific Securities, and since 2007, he has served as the Chairman of the Strategic Planning Committee of Pacific Securities as well as the Vice Chairman of the Board of the China-Laos Securities Co., Ltd., a joint venture between Pacific Securities and Laos Securities Exchange and the first securities brokerage firm in Laos. He also worked as General Counsel of Shanghai Stock Exchange and a Committee Member of the Shanghai Stock Exchange Review Committee. Mr. Tu has been an independent director to several public companies, including North China Pharmaceutical Co., Ltd. (600812.SH) (2005 – 2008), China Asset Management Co., Ltd. (2001 – 2012), Beijing Gehua CATV Network Co., Ltd. (600037.SH) and GTJA Allianz Funds (a joint venture between Guotai Junan Securities and Allianz AG). Mr. Tu was also a Member of the China South Securities Co., Ltd. Internal Review Committee, the China Merchants Securities Co., Ltd. (formerly known as Guotong Securities Co., Ltd.) Internal Review Committee, and the Huatai Securities Co., Ltd. Internal Review Committee. Mr. Tu worked as the Head of China Council for the Promotion of International Trade, Asset Management Center from 2004 to 2006. Mr. Tu started his career in China University of Geoscience (formerly known as Beijing Geographic Management Officers College) from 1982 to 1993 and he was the Vice Managing Partner and the Shanghai Office Managing Partner of China Lawyer Association Center (now known as Deheng Law Offices) from 1993 to 2004. Mr. Tu graduated from Peking University with a Bachelor’s Degree in Economy in 1982.

We believe Mr. Tu is well-qualified to serve as a member of the board due to his in-depth knowledge and experience in the Chinese and global capital markets and his experience in the fields of securities, financial and legal services. for over 20 years.

Zhouhong Peng has been our Chief Executive Officer and Chief Financial Officer since July 2015. Since May 2015, Mr. Peng has served as the General Manager of Pacific Securities Investment Management Co., Ltd., a wholly owned subsidiary of Pacific Securities Capital Management Co., Ltd. From 2006 to 2012, Mr. Peng was the president assistant, chief manager of investment banking department head office, as well as the President of Investment Banking Department of Pacific Securities Co., Ltd. From 2012 to May 2015, Mr. Peng worked at Pacific Securities Capital Management Co., Ltd., a wholly owned subsidiary of Pacific Securities, as its Chief Manager. From 1994 to 2005, he worked as Vice President in the investment banking department and the President in the internal review department in South Securities Co., Ltd. In 2006, he worked as the Chief Executive Manager in the M&A Department of Shanghai Securities Co., Ltd. Mr. Peng worked at Shanghai Runfeng Global Commodity Futures Co., Ltd. as a broker from 1992 and the Shanghai Newland Securities Investment Consultants Co., Ltd. as the head of research department from 1993. Mr. Peng also served as the director, advisor and reviewing committee member to several public and private companies, including the Little Swan Group Co., Ltd. (000418.SZ) (200418.SZ) and the Harbin Pharmaceutical Group Co., Ltd. (600664.SH). Mr. Peng graduated from East China Normal University with a Bachelor’s Degree in 1988 and from the City University of Macau with a Master’s Degree in Business Management in 2003. He has the China securities practice permit and license.

Guoxiong Luo has been one of our directors since October 2015. Since 2007, Mr. Luo has served as the Assistant Chairman and the Head of Global Business Department for Pacific Securities Co., Ltd. Mr. Luo worked as the Chief Financial Officer and President of China Exhibition Investment and Development Co., Ltd. from 2005 to 2007. From 1990 to 2005, he worked at Zhongjingxin Investment Co., Ltd., most recently as Vice General Manager and Chairman of the Board. Mr. Luo worked as the accountant in the China Council for the Promotion of International Trade from 1988 to 1990. Mr. Luo received a Bachelor’s Degree in Economy, Finance and Accounting from Zhongnan University of Economics and Law in the year of 1988.

We believe Mr. Luo is well-qualified to serve as a member of the board because of his experience in global trade and investment management activities. It is expected that Mr. Luo will resign as a director upon the consummation of the Company’s initial business combination.

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David Boris has been one of our directors since July 2015. He has over 30 years of Wall Street experience in mergers and corporate finance and has been involved in 13 SPAC transactions as an advisor, investment banker and/or board member, including nine business combinations totaling over $3.4 billion. He served as advisor to Limbach Holdings in connection with its merger with 1347 Capital Corp., a SPAC, from 2015 to 2016. From November 2010 to May 2013, Mr. Boris served as Chairman of Primcogent Solutions LLC, leading the board during the period of the company’s preparation to seek reorganization by way of a voluntary bankruptcy petition, which was filed in 2013. Mr. Boris served as a director of Trio Merger Corp., a SPAC, from its inception through its business combination with SAExploration. Mr. Boris served as Senior Managing Director and Head of Investment Banking at Pali Capital, Inc., an investment banking firm, from 2007 to 2010, and was a founding member and Managing Director of Morgan Joseph & Co. Inc., an investment banking firm, from 2001 to 2007, where he was head of both the Financial Sponsors and Media Groups. Mr. Boris served as President of Ladenburg Thalmann Group Inc. from 1999 to 2000, and was also Executive Vice President and Head of Investment Banking at Ladenburg Thalmann & Co. Inc. from 1998 to 2000. In addition, he was a co-founder, director, and a principal shareholder of Brenner Securities Corporation and its successors. Prior to Brenner, Mr. Boris was at Oppenheimer & Company, as a Senior Vice President and Limited Partner.

Mr. Boris began his career as a member of the Business Development Group of W.R. Grace & Company, from 1984 to 1985. He is an active member of the Young Presidents’ Organization. Mr. Boris received a MBA from Columbia University Business School and a BA from Vassar College, cum laude. We believe Mr. Boris is well-qualified to serve as a member of the board due to his wide range of experience in capital market activities as well as his activities in cross-border investments and asset management. It is expected that Mr. Boris will resign as a director upon the consummation of the Company’s initial business combination.

Jason Zexian Shen has been one of our directors since July 2015. Mr. Shen started his own business in 2012 to open Jason Z. Shen CPA Firm, a local CPA accounting firm in the State of New York. From 2007 to 2012, Mr. Shen worked in the AIG Corporate Comptrollers in New York as a senior accountant. He worked in Alliance Building Services from 2006 to 2007. He was the accounting manager in Gandhi Engineering, Inc. from 1994 to 2001, and the accounting manager in Berger Lehman Associates, PC from 2001 to 2006. Mr. Shen has worked as the accounting manager in the New China News Agency Hong Kong Office (Now Liaison Office of the Central People’s Government in Hong Kong from 1982 to 1991. Mr. Shen graduated from Peking University with the Bachelor’s Degree in Economy in 1982 and Master’s Degree in Accounting from Binghamton University in 1993. He is the Certified Public Accountant licensed in the State of New York.

We believe Mr. Shen is well-qualified to serve as a member of the board due to his experience in accounting in China and the U.S., his entrepreneurship and his financial expertise.

Dr. Honghui Deng has been one of our directors since October 2015. Dr. Deng started his education professional career in 1990 as a lecturer in Chongqing University in China. Dr. Deng has been serving as the independent director at 500.com, Ltd. (WBAI.NYSE) since May, 2011. Dr. Deng was the founder and served as the Chief Executive Officer of HHD Consulting Service LLC from 2003 to 2008. He has been serving as a fellow at the Innovation Creativity Capital Institute (IC2) of the University of Texas at Austin since 2010. Dr. Deng also has been teaching as an EMBA/MBA professor at Peking University Guanghua School of Management since 2005. He has been working as an assistant professor at the School of Business of University of Nevada, Las Vegas since 2003. From 1993 to 1997, he worked as an official in the Ministry of Education of China. Dr. Deng has extensive consulting experiences for business firms on long-term strategy, finance and management. He received a Bachelor’s Degree in Electronic Engineering and Business Administration from the School of Electronic Engineering of Chongqing University in 1990 and 1994, and a Ph.D. Degree in Business Administration from Red McCombs School of Business, University of Texas at Austin in 2003.

We believe Dr. Deng well-qualified to serve as a member of the board due to his profound academic training background and his wide range of experience in business management research and practice, as well as his independent director’s practice with other public companies.

Ms. Yaqi Feng has been our Chief Operating Officer and Secretary to the Board of Directors since July 2015. Ms. Feng has been working as the Executive Director of the Global Business Department in Pacific Securities Co., Ltd. since 2013, where she is responsible for Chinese companies’ overseas IPOs, cross border M&A transactions, and global investment management. From 2012 to 2013, she worked as the Managing Director of Regeneration Capital Group LLC in New York, where she was responsible for IPOs and listing projects for emerging market companies, business development, project due diligence as well as transaction management. From 2010 to 2012, Ms. Feng worked as a VP for Griffin Financial Group, a mid-sized investment bank; in this capacity she was responsible for public offerings, private placements, deal structuring, financial modeling as well as institutional sales. She also served as a manager for Asian Legend Asset Management Inc. a private equity firm based in China and New York that specialized in China related projects, from 2009 to 2010. Ms. Feng worked as an associate in the New York office of the Jun He law firm from 2007 to 2008. Ms. Feng received an LL.M from Boston University School of Law and an LL.B from the School of International Law, China University of Political Science and Law in Beijing, China, where she also earned a B.A. in Business.

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Number and Terms of Office of Officers and Directors

Our board of directors is divided into two classes with only one class of directors being elected in each year and each class serving a two-year term. The term of office of the first class of directors, consisting of Mr. Boris, Mr. Shen and Dr. Deng, will expire at the special meeting. The term of office of the second class of directors, consisting of Mr. Tu and Mr. Luo, will expire at the second annual meeting of shareholders.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our Memorandum and Articles of Association as it deems appropriate. Our Memorandum and Articles of Association provides that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, one or more vice-presidents, secretaries and treasurers and such other offices as may be determined by the board of directors. However, at the closing of the Business Combination our board and officers will change as described in the section entitled “Management After the Business Combination” in our preliminary proxy statement filed with the SEC on February 13, 2017.

Shareholder Communications

Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, Pacific Special Acquisition Corp., 855 Pudong South Road, The World Plaza, 27th Floor, Pudong, Shanghai, China. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent as long as we are not a controlled company. An “independent director” is defined under the Nasdaq rules generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of Mr. Boris, Mr. Shen and Dr. Deng is an “independent director” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The board of directors believes that prior to the consummation of the Business Combination, the most effective leadership structure is for Mr. Peng to continue to serve as our principal executive officer and Mr. Tu to continue to serve as chairman of our Board of Directors. The Board of Directors has chosen to separate the principal executive officer and chairman positions because it believes that (i) independent oversight of management is an important component of an effective board of directors and (ii) this structure benefits the interests of all shareholders. If the Board of Directors convenes for a meeting, the non-management directors will meet in executive session if circumstances warrant. Given the composition of the Board of Directors with a strong slate of independent directors, the Board of Directors does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if circumstances change. See “Management After the Business Combination” in our preliminary proxy statement filed with the SEC on February 13, 2017.

The board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of Pacific’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.

Board of Directors and Committees

During the fiscal year ended June 30, 2016, our board of directors held one meeting and our audit committee held four meetings. Each of our directors attended 100% of the board meetings and their respective committee meetings. The Company does not have a policy regarding director attendance at annual meetings, but encourages the directors to attend if possible.

Audit Committee

We have established an audit committee of the board of directors. The rules of NASDAQ require that the audit committee of a listed company be comprised solely of at least three independent directors. The members of our audit committee are Mr. Boris, Mr. Shen and Dr. Deng. Mr. Boris serves as chairman of the audit committee. Each of Mr. Boris, Mr. Shen and Dr. Deng meets the independent director standard under NASDAQ’s listing standards.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Boris qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

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Responsibilities of the audit committee include:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors as required by the rules of the NASDAQ. The rules of NASDAQ require that the compensation committee of a listed company be comprised solely of independent directors. The members of our Compensation Committee are Mr. Boris, Mr. Shen and Dr. Deng. Mr. Shen serves as chairman of the compensation committee. Mr. Boris, Mr. Shen and Dr. Deng meet the independent director standard under NASDAQ’s listing standards. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, as required by the rules of the NASDAQ, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation in executive session at which the Chief Executive Officer is not present;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

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Other Board Committees

We do not have a standing nominating committee, though we intend to form a nominating and corporate governance committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter.

The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a meeting of shareholders). Our shareholders that wish to nominate a director for election to the board of directors should follow the procedures set forth in our charter.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Conduct and Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. Copies of our Code of Ethics and our audit committee and compensation committee charters are available, without charge, upon request from us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent shareholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished since the effective date of our IPO, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same.

Executive Compensation

We pay each of our independent directors an annual retainer of $30,000 (prorated for a partial term), payable in arrears commencing on October 20, 2016 and ending on the earlier of the consummation of our initial business combination and our liquidation. Until the earlier of the consummation of our initial business combination and our liquidation, we pay an affiliate of our Chairman a total of $10,000 per month for office space, utilities and secretarial and administrative services. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party for such services. Except as set forth above, no compensation will be paid to our sponsor, executive officers and directors, or any of their respective affiliates, prior to or in connection with the consummation of our initial business combination. Additionally, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

Additionally, on January 10, 2017, we entered into an agreement (the “Director’s Agreement”) to pay Mr. Boris certain additional fees to act a special director to our board of directors in our efforts in closing our initial business combination. Such agreement is effective December 23, 2016 and will continue until the earlier of (i) April 20, 2017, (ii) the closing date of the Business Combination or (iii) Mr. Boris’ resignation or removal as a director of the board or until his successor is duly elected and qualified. We will pay Mr. Boris a cash fee of $50,000 payable as follows: (i) $10,000 paid upon execution of the Director’s Agreement, and (ii) thereafter, $10,000 to be paid on a monthly basis; provided, that if any portion of the cash fee remains unpaid at the time the Business Combination is consummated, all such unpaid amounts will be paid at the closing of our initial business combination. As additional compensation, as of December 23, 2016, our sponsor sold Mr. Boris 80,000 shares of Pacific’s ordinary shares at a purchase price of $0.017 per share, provided, that a portion of the such shares are subject to forfeiture in the event that the Director’s Agreement is terminated for any reason prior to the date of consummation of the Merger (the “Separation Event”) as follows: (i) 75% will be forfeited if a Separation Event occurs before the one month anniversary of the date of the Director’s Agreement; (ii) 50% will be forfeited if a Separation Event occurs on or after the one month anniversary of the Director’s Agreement and prior to the two month anniversary of the Director’s Agreement; (iii) 25% will be forfeited if a Separation Event occurs on or after the three month anniversary of the Director’s Agreement and prior to the four month anniversary of the Director’s Agreement; and (iv) no shares will be forfeited from and after the four month anniversary of the Director’s Agreement.

After the completion of our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company. Any compensation to be paid to our officers will be determined, or recommended, to the board of directors for determination, either by a committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of the initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of the initial business combination will be a determining factor in our decision to proceed with the initial business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership based on 7,719,375 shares of our common stock outstanding as of March 21, 2017, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our officers and directors; and

●	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Zhengqi International Holding Limited (2)	1,495,171	19.4%
Jian Tu	150,000	1.9%
Zhouhong Peng	80,000	1.0%
David Boris	60,000	*
Yaqi Feng	60,000	*
Guoxiong Luo	30,000	*
Jason Zexian Shen	30,000	*
Honghui Deng	30,000	*
All directors and executive officers as a group (7 individuals)	440,000	5.7%
Polar Asset Management Partners Inc. (3)	530,300	6.9%
AQR Capital Management, LLC (4)	415,000	5.4%
Woodland Partners (5)	399,342	5.2%
Davidson Kempner Partners (6)	416,800	5.4%

*	Less than one percent

(1)	Unless otherwise indicated, the business address of each of the individuals is 855 Pudong South Road, The World Plaza, 27th Floor, Pudong, Shanghai, China 200120.
(2)	Our sponsor is a wholly-owned indirect subsidiary of Pacific Securities Capital Management Co. Ltd., a company incorporated in the People’s Republic of China, which, in turn, is a wholly owned subsidiary of Pacific Securities Co. Ltd., a company incorporated in the People’s Republic of China, in which our Chairman, Mr. Tu, serves as a director and as Chairman of the Strategic Planning Committee and Mr. Luo, one of our directors, serves as Assistant Chairman and the Head of Global Business Department.
(3)	According to a Schedule 13G/A filed with the SEC on January 10, 2017 on behalf of Polar Asset Management Partners Inc., a Canadian corporation (“Polar”). Polar serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), with respect to the shares directly held by PMSMF. The business address of this shareholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.
(4)	According to a Schedule 13G/A filed with the SEC on February 13, 2017 on behalf of AQR Capital Management, LLC, a wholly owned subsidiary of AQR Capital Management Holdings, LLC. The business address of this shareholder is 2 Greenwich Plaza, Greenwich, Connecticut 06830.
(5)	According to a Schedule 13G/A filed with the SEC on February 10, 2017 on behalf of Woodland Partners, Barry Rubenstein, Marilyn Rubenstein, Woodland Venture Fund and Woodland Services Corp. Barry Rubenstein is a general partner of Woodland Partners and Woodland Venture Fund, and an officer and director of Woodland Services Corp. Marilyn Rubenstein is a general partner of Woodland Partners and an officer of Woodland Services Corp. Mr. Rubenstein is the husband of Marilyn Rubenstein. The business address of these shareholders is 68 Wheatley Road, Brookville, New York 11545.
(6)

According to a Schedule 13G/A filed with the SEC on February 9, 2017 on behalf of Davidson Kempner Partners, Davidson Kempner Institutional Partners, L.P., Davidson Kempner International Ltd., Davidson Kempner Capital Management LP, Thomas L. Kempner, Jr., and Robert J. Brivio, Jr. Mr. Kempner and Mr. Brivio are responsible for the voting and investment decisions relating to the securities held by such reporting persons. The business address of these shareholders is 520 Madison Avenue, 30th Floor, New York, New York 10022.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In July 2015, we issued an aggregate of 1,437,500 founder shares to our initial shareholders for an aggregate purchase price of $25,000 in cash, or approximately $0.017 per share. On or about August 3, 2015, our sponsor transferred an aggregate of 410,000 ordinary shares to the members of our board of directors (other than Mr. Shen, who purchased 30,000 ordinary shares directly from us) and our Chief Executive Officer and Chief Operating Officer. All of the founder shares were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, at the time of our IPO.

Our initial shareholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees as described below) until, with respect to 50% of the founder shares, the earlier of (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, with respect to the remaining 50% of the founder shares, upon one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Our sponsor purchased an aggregate of 497,671 insider units in a private placement that closed simultaneously with the closing of our initial public offering and the closing of the over-allotment option for our IPO. Our sponsor has agreed not to transfer, assign or sell any of the ordinary shares included in the insider units and the respective ordinary shares underlying the rights and the warrants included in the insider units until after the completion of our initial business combination.

Our Chairman agreed, through the earlier of our consummation of our initial business combination and our liquidation, to make available to us, through one of his affiliates, office space, utilities and secretarial and administrative services, as we may require from time to time. We have agreed to pay an affiliate of our Chairman $10,000 per month for these services. We believe, based on rents and fees for similar services in the Shanghai area, that the fee charged by our Chairman is at least as favorable as we could have obtained from an unaffiliated person.

We pay each of our independent directors an annual retainer of $30,000 (to be prorated for a partial term), payable in arrears commencing on October 20, 2016 and ending on the earlier of the consummation of our initial business combination and our liquidation. Our sponsor paid Mr. Boris, one of our directors, a $50,000 consulting fee as compensation for advisory services provided by Mr. Boris to our sponsor prior to our initial public offering in connection with selecting potential underwriters, attorneys, accountants and other necessary professionals for such offering.

Additionally, on January 10, 2017, we entered into an agreement (the “Director’s Agreement”) to pay Mr. Boris certain additional fees to act a special director to our board of directors in our efforts in closing our initial business combination. Such agreement is effective December 23, 2016 and will continue until the earlier of (i) April 20, 2017, (ii) the closing date of the Business Combination or (iii) Mr. Boris’ resignation or removal as a director of the board or until his successor is duly elected and qualified. We will pay Mr. Boris a cash fee of $50,000 payable as follows: (i) $10,000 paid upon execution of the Director’s Agreement, and (ii) thereafter, $10,000 to be paid on a monthly basis; provided, that if any portion of the cash fee remains unpaid at the time the Business Combination is consummated, all such unpaid amounts will be paid at the closing of our initial business combination. As additional compensation, as of December 23, 2016, our sponsor sold Mr. Boris 80,000 shares of Pacific’s ordinary shares at a purchase price of $0.017 per share, provided, that a portion of the such shares are subject to forfeiture in the event that the Director’s Agreement is terminated for any reason prior to the date of consummation of the Merger (the “Separation Event”) as follows: (i) 75% will be forfeited if a Separation Event occurs before the one month anniversary of the date of the Director’s Agreement; (ii) 50% will be forfeited if a Separation Event occurs on or after the one month anniversary of the Director’s Agreement and prior to the two month anniversary of the Director’s Agreement; (iii) 25% will be forfeited if a Separation Event occurs on or after the three month anniversary of the Director’s Agreement and prior to the four month anniversary of the Director’s Agreement; and (iv) no shares will be forfeited from and after the four month anniversary of the Director’s Agreement.

Other than the $10,000 per-month administrative fee, the $30,000 annual retainer payments and director fees to our independent directors, all as described above, and reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to our sponsor, officers or directors, or to any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). Our independent directors review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and are responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

43

Prior to our IPO, our sponsor advanced to us an aggregate of $90,917 and loaned to us $300,000 to cover expenses related to such offering. We repaid these advances and loan from the proceeds of our IPO not placed in the trust account.

On November 9, 2016, our sponsor loaned us $500,000, to be used for expenses relating to investigating and selecting a target business and other working capital requirements. The convertible promissory note issued in connection therewith, as amended on February 9, 2017, is non-interest bearing and due on the date on which we consummate a business combination. The convertible promissory note is convertible, in whole or in part, at the election of the sponsor, upon the consummation of an initial business combination. Upon such election, the convertible promissory note will convert into private units, at a price of $10.00 per unit.

As of December 31, 2016, our sponsor advanced to us an aggregate of $154,820 to cover expenses related to identifying targets for an initial business combination. The advances are non-interest bearing, unsecured and due upon the consummation of an initial business combination.

In order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or our officers and directors may, but are not obligated to, loan us additional funds as may be required. If we consummate our initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the offering proceeds held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than the interest on such proceeds that may be released to us for working capital purposes. Such loans would be evidenced by promissory notes. Such loans would be evidenced by promissory notes. Aside from the $500,000 Sponsor note described above, the notes would be paid upon consummation of our initial business combination, without interest.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholders meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a company that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm that our initial business combination is fair to our public shareholders from a financial point of view.

Pursuant to a registration rights agreement we entered into on October 14, 2016, our initial shareholders and EarlyBirdCapital and their permitted transferees can demand that we register the founder shares, the private units and underlying securities and any securities issued upon conversion of working capital loans. The holders of the majority of the founder shares are entitled to demand that we register these shares at any time commencing three months prior to the first anniversary of the consummation of our initial business combination. The holders of the private units (or underlying securities) are entitled to demand that we register these securities at any time after we consummate our initial business combination. In addition, the holders have certain “piggy-back” registration rights on registration statements filed after the consummation of our initial business combination.

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SHAREHOLDER PROPOSALS

If you intend to have your proposal included in our proxy statement and proxy card for our 2018 annual meeting, the proposal must be received at our principal executive offices by December 1, 2017, but if the 2018 annual meeting is called for a date that is not within 30 days before or after the anniversary of the special meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials for our 2018 annual meeting of shareholders. Shareholder proposals for the 2018 annual meeting must comply with the notice requirements described in this paragraph and the other requirements set forth in SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to our 2018 annual meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement and our Annual Report on Form 10-K for year ended June 30, 2016 to any shareholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Shareholders may notify us of their requests by calling or writing us at our principal executive offices at 855 Pudong South Road, The World Plaza, 27th Floor, Pudong, Shanghai, China.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website athttp://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

Zhouhong Peng

Chief Executive Officer

855 Pudong South Road, The World Plaza, 27th Floor

Pudong, Shanghai

China 200120

Tel: (86) 21-61376584

or

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400

Email: PAAC.info@morrowsodali.com

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Annex A

Amendment to Regulation 23 of Articles of Association

The existing Regulation 23.2 will be deleted in its entirety and replaced with following new Regulation 23.2:

"23.2	In the event that the Company does not consummate a Business Combination by 21 August 2017 or such earlier date as may be determined by the Board (such date or such earlier date as may be so determined, the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than five (5) Business Days thereafter to redeem the Public Shares (as defined below) or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company's affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares."

A-1

Annex B

Amended and Restated Investment Management Trust Agreement

This amended and restated investment management trust agreement (“Agreement”) is made as of April [ ], 2017 by and between Pacific Special Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (“Trustee”).

WHEREAS, the Company’s registration statement on Form S-1, No. 333-206435 (“Registration Statement”) for its initial public offering of securities (“IPO”) was declared effective on October 14, 2015 (“Effective Date”) by the Securities and Exchange Commission (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Registration Statement); and

WHEREAS, EarlyBirdCapital, Inc. (“EBC”) acted as the representative of the underwriters in the IPO; and

WHEREAS, simultaneously with the IPO, Zhengqi International Holding Limited (the “Sponsor”) and EBC, and or their respective designees (collectively, the “Private Purchasers”) purchased an aggregate of 477,500 units (“Initial Private Units”) from the Company for an aggregate purchase price of $4,775,000; and

WHEREAS, in connection with the exercise by EBC of its over-allotment option in full, the Private Purchasers purchased an aggregate of an additional 54,375 units (“Over-Allotment Private Units,” together with the Initial Private Units, the “Private Units”) for an aggregate purchase price of $543,750; and

WHEREAS, as described in the Registration Statement, and in accordance with the Company’s Amended and Restated Memorandum and Articles of Association, $59,800,000 of the net proceeds of the IPO and sale of the Private Units was delivered to the Trustee and deposited and held in a trust account for the benefit of the Company and the holders of the Company’s ordinary shares, no par value per share (“Ordinary Shares”), issued in the IPO (the amounts delivered to the Trustee is referred to herein as the “Property”; the shareholders for whose benefit the Trustee holds the Property are referred to as the “Public Shareholders,” and the Public Shareholders and the Company are referred to together as the “Beneficiaries”), pursuant to the investment management trust agreement dated as of October 14, 2015 (the “Original Agreement”); and

WHEREAS, the Company has sought the approval of its Public Shareholders at a meeting of its shareholders (the “Shareholders Meeting”) to: (i) extend the date before which the Company must complete a business combination from April 20, 2017 (the “Original Termination Date”) to August 21, 2017 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended (the “Extension Amendment”) and (ii) extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a business combination from the Original Termination Date to the Extended Termination Date (the “Trust Amendment”); and

WHEREAS, holders of at least sixty-five percent (65%) of the Company’s outstanding shares voting on the Trust Amendment and the Extension Amendment have approved such amendments; and

WHEREAS, the Company and the Trustee desire to amend and restate the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment;

IT IS AGREED:

1.            Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(a)     Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in a segregated trust account (“Trust Account”) established by the Trustee at JP Morgan Chase Bank, NA and at a brokerage institution selected by the Trustee that is satisfactory to the Company;

(b)     Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c)     In a timely manner, upon the instruction of the Company, invest and reinvest the Property (i) in United States government treasury bills, notes or bonds having a maturity of 180 days or less and/or (ii) in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, and that invest solely in U.S. treasuries, as determined by the Company;

(d)     Collect and receive, when due, all principal and income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e)     Notify the Company and EBC of all communications received by it with respect to any Property requiring action by the Company;

(f)     Supply any necessary information or documents as may be requested by the Company in connection with the Company’s preparation of its tax returns;

(g)     Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

(h)     Render to the Company monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the Trust Account; and

(i)     Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary, affirmed by counsel for the Company and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by EBC, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the last date set forth in the Company’s Amended and Restated Memorandum and Articles of Association, as the same may be amended from time to time (the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.

2.             Limited Distributions from Trust Account.

(a)     Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C, the Trustee shall distribute to the Company the amount of interest income earned on the Trust Account requested by the Company to cover any income or other tax obligation owed by the Company.

(b)     Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D, the Trustee shall distribute to the Company the amount of interest income earned on the Trust Account requested by the Company to cover expenses related to investigating and selecting a target business and other working capital requirements; provided, however, that the Company will not be allowed to withdraw interest income earned on the Trust Account unless there is an amount of interest income available in the Trust Account sufficient to pay the Company’s tax obligations on such interest income or otherwise then due at that time.

(c)    The Trustee shall, only after and promptly after receipt of, and only in accordance with the terms of a letter, in a form substantially similar to that attached hereto as Exhibit E, signed on behalf of the Company by an executive officer and in accordance with the written instructions of the Company, disburse to the Public Shareholders as of the record date for the Shareholders Meeting pursuant to which the Trust Amendment and the Extension Amendment were approved who (A) elected to exercise their redemption rights in connection with the Extension Amendment and the Trust Amendment and (B) tendered their share certificate(s) in accordance with the provisions set forth in the proxy statement for the Shareholders Meeting, the amount indicated by the Company as required to pay such Public Shareholders. For the purposes of clarity, any transmission of such letter electronically, whether by facsimile, electronic mail, PDF or otherwise, shall constitute an original of such letter hereunder.

(d)     The limited distributions referred to in Sections 2(a) and 2(b) above shall be made only from income collected on the Property. Except as provided in Sections 2(a), 2(b) and 2(c) above, no other distributions from the Trust Account shall be permitted except in accordance with Section 1(i) hereof.

(e)     The Company shall provide EBC with a copy of any Termination Letters, and/or any other correspondence that it issues to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after such issuance.

3.             Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

(a)     Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President or Chief Financial Officer. In addition, except with respect to its duties under paragraphs 1(i), 2(a), 2(b) and 2(c) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b)     Subject to the provisions of Sections 5 and 7(g) of this Agreement, hold the Trustee harmless and indemnify the Trustee from and against, any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any claim, potential claim, action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee’s gross negligence or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this paragraph, it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;

(c)     Pay the Trustee an initial acceptance fee, an annual fee and a transaction processing fee for each disbursement made pursuant to Sections 2(a), 2(b) and 2(c) as set forth on Schedule A hereto, which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fees and further agreed that any fees owed to the Trustee shall be deducted by the Trustee from the disbursements made to the Company pursuant to Sections 1(i) solely in connection with the consummation of the Company’s initial acquisition, share exchange, share reconstruction and amalgamation, purchase of all or substantially all of the assets of, or any other similar business combination with one or more businesses or entities (the “Business Combination”), or pursuant to Section 2(b). The Company shall pay the Trustee the initial acceptance fee and first year’s fee at the consummation of the IPO and thereafter on the anniversary of the Effective Date;

(d)     In connection with any vote of the Company’s shareholders regarding a Business Combination, provide to the Trustee an affidavit or certificate of a firm regularly engaged in the business of soliciting proxies and/or tabulating shareholder votes verifying the vote of the Company’s shareholders regarding such Business Combination; and

(e)     In the event that the Company directs the Trustee to commence liquidation of the Trust Account pursuant to Section 1(i), the Company agrees that it will not direct the Trustee to make any payments that are not specifically authorized by this Agreement.

4.          Limitations of Liability. The Trustee shall have no responsibility or liability to:

(a)    Take any action with respect to the Property, other than as directed in paragraphs 1 and 2 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

(b)    Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(c)    Change the investment of any Property, other than in compliance with paragraph 1(c);

(d)    Refund any depreciation in principal of any Property;

(e)    Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(f)     The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(g)    Verify the correctness of the information set forth in the Registration Statement or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement; and

(h)    File local, state and/or Federal tax returns or information returns with any taxing authority on behalf of the Trust Account and payee statements with the Company documenting the taxes, if any, payable by the Company or the Trust Account, relating to the income earned on the Property.

(i)     Pay any taxes on behalf of the Trust Account (it being expressly understood that the Property shall not be used to pay any such taxes and that such taxes, if any, shall be paid by the Company from funds not held in the Trust Account or released to it under Section 2(a) hereof).

(j)     Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this agreement and that which is expressly set forth herein.

(k)    Verify calculations, qualify or otherwise approve Company requests for distributions pursuant to Section 1(i), 2(a), 2(b) or 2(c) above.

5.            Trust Account Waiver. The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 3(b) or Section 3(c) hereof, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account

6.            Termination. This Agreement shall terminate as follows:

(a)     If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee during which time the Trustee shall act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within ninety days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b)     At such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of paragraph 1(i) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Paragraph 3(b).

7.          Miscellaneous.

(a)      The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel. In executing funds transfers, the Trustee will rely upon all information supplied to it by the Company, including account names, account numbers and all other identifying information relating to a beneficiary, beneficiary’s bank or intermediary bank. The Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the wire.

(b)      This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, applicable to contracts wholly performed within the borders of such states and without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  It may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument. The Company hereby appoints, without power of revocation, Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105, Fax No.: (212) 370-7889, Attn: Stuart Neuhauser, Esq., as their respective agent to accept and acknowledge on its behalf service of any and all process which may be served in any arbitration, action, proceeding or counterclaim in any way relating to or arising out of this Agreement. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

(c)     This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 2(a), 2(b), 2(c) and 2(d) (which may not be modified, amended or deleted without the affirmative vote of at least 65% of the then outstanding Ordinary Shares attending and voting on such amendment at the relevant meeting; provided that no such amendment will affect any Public Shareholder who has otherwise indicated his election to redeem his Ordinary Shares in connection with a shareholder vote sought to amend this Agreement to extend the time he would be entitled to a return of his pro rata amount in the Trust Account), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification may be made without the prior written consent of EBC. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury. The Trustee may require from Company counsel an opinion as to the propriety of any proposed amendment.

(d)     The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, Borough of Manhattan, for purposes of resolving any disputes hereunder.

(e)     Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile transmission:

if to the Trustee, to:

Continental Stock Transfer

& Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven Nelson

Fax No.: (212) 509-5150

if to the Company, to:

Pacific Special Acquisition Corp.

855 Pudong South Road

The World Plaza, 27th Floor

Pudong, Shanghai

China 200120

Attn: Zhouhong Peng, Chief Executive Officer

Fax No.: (86) 021-80129883

in either case with a copy to:

EarlyBirdCapital, Inc.

275 Madison Avenue, 27th Floor

New York, New York 10016

Attn: Steven Levine, Chief Executive Officer

Fax No.: (212) 661-4936

(f)     This Agreement may not be assigned by the Trustee without the prior consent of the Company.

(g)     Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance. In the event that the Trustee has a claim against the Company under this Agreement, the Trustee will pursue such claim solely against the Company and not against the Property held in the Trust Account.

(h)     Each of the Company and the Trustee hereby acknowledge that EBC is a third party beneficiary of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amended and Restated Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name: Fran Wolf
Title: Vice President

PACIFIC SPECIAL ACQUISITION CORP.

By:
Name: Zhouhong Peng
Title: Chief Executive Officer and Chief Financial Officer

SCHEDULE A

Fee Item	Time and method of payment	Amount
Initial acceptance fee	Initial closing of IPO by wire transfer	$1,500
Annual fee	First year, initial closing of IPO by wire transfer; thereafter on the anniversary of the effective date of the IPO by wire transfer or check	$10,000
Transaction processing fee for disbursements to Company under Section 2	Deduction by Trustee from accumulated income following disbursement made to Company under Section 2	$250
Paying Agent services as required pursuant to section 1(i)	Billed to Company upon delivery of service pursuant to section 1(i)	Prevailing rates

EXHIBIT A

[Letterhead of Company]

                      [Insert date]

Continental Stock Transfer

&Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven Nelson and Fran Wolf

Re:	Trust Account No. - Termination Letter

Gentlemen:

Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between Pacific Special Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of [●], 2015 (“Trust Agreement”), this is to advise you that the Company has entered into an agreement (“Business Agreement”) with __________________ (“Target Business”) to consummate a business combination with Target Business (“Business Combination”) on or about [insert date]. The Company shall notify you at least 48 hours in advance of the actual date of the consummation of the Business Combination (“Consummation Date”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate the Trust Account investments on __________ and to transfer the proceeds to the above-referenced account at JP Morgan Chase Bank to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the trust account awaiting distribution, the Company will not earn any interest or dividends.

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated and (ii) the Company shall deliver to you (a) [an affidavit] [a certificate] of __________________, which verifies the vote of the Company’s shareholders in connection with the Business Combination if a vote is held and (b) joint written instructions from it and EarlyBirdCapital, Inc. with respect to the transfer of the funds held in the Trust Account (“Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the counsel's letter and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and distributed after the Consummation Date to the Company. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by the Trustee of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice.

Very truly yours,

PACIFIC SPECIAL ACQUISITION CORP.

By:
Zhouhong Peng,
Chief Executive Officer and Chief Financial Officer

And
AGREED TO AND
ACKNOWLEDGED BY

EARLYBIRDCAPITAL, INC.

By:

EXHIBIT B

[Letterhead of Company]

                      [Insert date]

Continental Stock Transfer

&Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven Nelson and Fran Wolf

Re:	Trust Account No. [insert no.] - Termination Letter

Gentlemen:

Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between Pacific Special Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of [●], 2015 (“Trust Agreement”), this is to advise you that the Company has been unable to effect a Business Combination with a Target Company within the time frame specified in the Company’s Amended and Restated memorandum and Articles of Association. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all the Trust Account investments on ______________ and to transfer the total proceeds to the Trust Checking Account at JP Morgan Chase Bank, NA to await distribution to the Public Shareholders. The Company has selected ____________, 20__ as the record date for the purpose of determining the Public Shareholders entitled to receive their share of the liquidation proceeds. It is acknowledged that no interest will be earned by the Company on the liquidation proceeds while on deposit in the Trust Checking Account. You agree to be the Paying Agent of record and in your separate capacity as Paying Agent, to distribute said funds directly to the Public Shareholders in accordance with the terms of the Trust Agreement and the Amended and Restated Memorandum and Articles of Association of the Company. Upon the distribution of all the funds in the Trust Account, your obligations under the Trust Agreement shall be terminated.

Very truly yours,

PACIFIC SPECIAL ACQUISITION CORP.

By:
Zhouhong Peng, Chief Executive Officer and Chief Financial Officer

cc:  EarlyBirdCapital, Inc.

EXHIBIT C

[Letterhead of Company]

                      [Insert date]

Continental Stock Transfer

&Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven Nelson and Fran Wolf

Re:	Trust Account No. [insert no.]___

Gentlemen:

Pursuant to paragraph 2(a) of the Investment Management Trust Agreement between Pacific Special Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of [●] (“Trust Agreement”), the Company hereby requests that you deliver to the Company $_______ of the interest income earned on the Property as of the date hereof. The Company needs such funds to pay for its tax obligations. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

PACIFIC SPECIAL ACQUISITION CORP.

By:
Zhouhong Peng, Chief Executive Officer and Chief Financial Officer

cc: EarlyBirdCapital, Inc.

EXHIBIT D

[Letterhead of Company]

                      [Insert date]

Continental Stock Transfer

&Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven Nelson and Fran Wolf

Re:	Trust Account No. [insert no.]

Gentlemen:

Pursuant to paragraph 2(b) of the Investment Management Trust Agreement between Pacific Special Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of [●], 2015 (“Trust Agreement”), the Company hereby requests that you deliver to the Company $_______ of the interest income earned on the Property as of the date hereof. The Company needs such funds to cover its expenses relating to investigating and selecting a target business and other working capital requirements. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

PACIFIC SPECIAL ACQUISITION CORP.

By:
Zhouhong Peng, Chief Executive Officer and Chief Financial Officer

cc: EarlyBirdCapital, Inc.

EXHIBIT E

[Letterhead of Company]

                      [Insert date]

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven Nelson and Fran Wolf

Re:	Trust Account No. [insert no.]

Gentlemen:

Pursuant to paragraph 2(c) of the Amended and Restated Investment Management Trust Agreement between Pacific Special Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [●], 2017 (the “Trust Agreement”), this is to advise you that in connection with the Extension Amendment and the Trust Amendment and in accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate $_____ of the Trust Account on ________, 2017 and to transfer $_____ of the proceeds of the Trust Account to the Company’s checking account at __________ for distribution to the shareholders that have requested redemption of their shares in connection with the Extension Amendment and the Trust Amendment. It is acknowledged and agreed that while such funds are on deposit in the Company’s checking account awaiting distribution, the Company will not earn any interest or dividends on such funds. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.

On or before the date for liquidation referenced above, the Company shall deliver to you (a) an affidavit which verifies the vote of the Company’s shareholders in connection with the Extension Amendment and the Trust Amendment, (b) written notification that the Extension Amendment and the Trust Amendment are effective, and (c) written instructions with respect to the transfer of the funds held in the Trust Account (“Instruction Letter”). You agree to be the paying agent of record and in your separate capacity as paying agent to distribute said funds on the date for liquidation referenced above directly to the Company’s shareholders (other than with respect to the private shares) in accordance with the Instruction Letter, the terms of the Trust Agreement, the Amended and Restated Memorandum and Articles of Association of the Company and the fees set forth on Schedule A to the Trust Agreement. In the event certain deposits held in the Trust Account may not be liquidated on such date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account or be distributed immediately and the penalty incurred.

Very truly yours,

PACIFIC SPECIAL ACQUISITION CORP.

By:
Zhouhong Peng, Chief Executive Officer and Chief Financial Officer

cc: EarlyBirdCapital, Inc.

PACIFIC SPECIAL ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING IN LIEU OF THE 2017 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
APRIL 19, 2017

The undersigned hereby appoints Jian Tu and Zhouhong Peng (together, the “Proxies”), each independently with the power to appoint a substitute, and hereby authorizes the Proxies to represent and vote, as designated below, all the shares of Pacific Special Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on March 21, 2017 at the special meeting in lieu of the 2017 annual meeting of shareholders to be held at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 on April 19, 2017, at 11:30 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” THE NOMINEES IN PROPOSAL 3, “FOR” PROPOSAL 4 AND “FOR” PROPOSAL 5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

IF YOUR SHARES ARE HELD IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT YOUR BROKER OR BANK ON HOW TO VOTE YOUR SHARES. IF YOU DO NOT PROVIDE SUCH INSTRUCTIONS, YOUR SHARES WILL NOT BE VOTED ON ANY OF THE PROPOSALS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEE REVERSE SIDE

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 19, 2017: This notice of meeting and the accompany proxy statement are available at http://www.cstproxy.com/pacificspecialacquisitioncorp/2017.

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 4 AND 5, AND A VOTE “FOR” THE ELECTION OF THE NOMINEES IN PROPOSAL 3.

Proposal 1 — Extension Amendment	FOR	AGAINST	ABSTAIN
To amend the Company’s Memorandum and Articles of Association to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 20, 2017 (the “Current Termination Date”) to August 21, 2017 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Memorandum and Articles of Association to delete the existing Regulation 23.2 of the Articles of Association and replacing it with the new Regulation 23.2 in the form set forth in Annex A to the proxy statement.	☐	☐	☐

Proposal 2 — Trust Amendment	FOR	AGAINST	ABSTAIN
To amend and restate the Company’s investment management trust agreement, dated October 14, 2015 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (“trust account”) established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date.	☐	☐	☐

EXERCISE REDEMPTION RIGHTS
If you hold shares of the Company issued in its initial public offering, you may exercise your redemption rights and demand that the Company redeem your shares for a pro rata portion of the trust account by marking the “Exercise Redemption Rights” box. If you exercise your redemption rights, then you will be exchanging your shares for cash and will no longer own these shares. You will only be entitled to receive cash for your shares if the Extension Amendment and the Trust Amendment are approved (and not abandoned) and you continue to hold your shares through the time the Extension Amendment and the Trust Amendment become effective and tender your share certificate to the Company in accordance with the accompanying proxy statement.	☐

Proposal 3 — Election of Directors
To re-elect each of the three directors, David Boris, Jason Zexian Shen and Honghui Deng, to serve on the Company’s Board of Directors as a Class I director until the 2019 annual meeting of shareholders or until their successors are duly elected and qualified.

Nominees:	For	Against	Abstain
David Boris	☐	☐	☐
Jason Zexian Shen	☐	☐	☐
Honghui Deng	☐	☐	☐

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	AGAINST	ABSTAIN
To ratify the selection by the Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending June 30, 2017.	☐	☐	☐

Proposal 5 — Adjournment of the Meeting	FOR	AGAINST	ABSTAIN
To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals.	☐	☐	☐

CHECK HERE FOR ADDRESS CHANGE AND INDICATE THE CORRECT ADDRESS			☐

Dated:                         , 2017

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2, 4 AND 5 AND “FOR” EACH NOMINEE IN PROPOSAL 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE